UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-06367

                           Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:   September 30

Date of reporting period:   September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Income Fund

Annual Report — September 30, 2019

To Our Shareholders,

For the fiscal year ended September 30, 2019, the net asset value (NAV) per Class AAA Share of The Gabelli Equity Income Fund decreased 1.1% compared with an increase of 4.3% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2019.

Performance Discussion (Unaudited)

Our stock selection process is based on the investment principles of Graham and Dodd, the first investors to articulate the fundamentals of value investing. Their work provided the framework for value investing, and we contributed to this framework with the discipline of Private Market Value with a Catalyst™. This proprietary research and valuation method identifies companies whose shares are selling at a discount to intrinsic value, with an identifiable path to realizing, or surfacing, that private market value. We define private market value as the price an informed acquirer would pay for an entire enterprise. The catalyst comprises identifiable events or circumstances that might reasonably result in the narrowing of the difference between the public market price of the stock and our estimate of the private market value. This realization of value can take place gradually or suddenly, with company specific changes such as management changes or restructurings, sale of assets or of the business as a whole, or industry changes such as changes in regulation or changes in competition.

The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities. Income producing equity securities include, for example, common stock, preferred stock, and convertible securities.

For the fourth calendar quarter of 2018, the S&P 500 fell 13% on a total return basis although growth stocks continued to outperform value stocks. U.S. companies continued to increase their dividends, as the dividend payout ratio stood at about 40%.

The market recovered in the first calendar quarter of 2019, with the S&P 500 up about 13.7%. Growth stocks were up 15% on a total return basis and value stocks up 12%. Technology, Real Estate, and Industrials were the top performing sectors of the quarter, with Materials, Financials, and Healthcare as the detractors. Since the Federal Reserve began its taper in 2014, the ten year U.S. Treasury rate continued to fall, hitting just 2.4% by the end of March 2019.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com

The S&P 500 rose even higher in the second calendar quarter of 2019, noting that eleven sectors within the index were up. The bull market in U.S. equities also celebrated its tenth anniversary, becoming the longest bull market since World War II.

The end of September marked the 123rd month of the U.S. economy’s expansion, which is the longest economic expansion since such statistics were first started during the time of the American civil war. During the third calendar quarter of 2019, the Federal Reserve lowered the Federal Funds target rate from 2.5% to 2.0%. So far throughout 2019, U.S. companies continued to increase their dividends and currently about 56% of the stocks in the S&P 500 have a dividend yield greater than the 10 year U.S. treasury yield; this is the highest percentage in over 30 years.

Among our better performing stocks for the fiscal year were Mastercard (2.9% of net assets as of September 30, 2019), Brown-Forman (2.7%), and Mondelez International (0.7%). Mastercard finalized its acquisition of Transfast in early July. The deal strengthened Mastercard’s wide range of payment solutions and its global network, with Transfast reaching 90% of the population and over 90% of the world’s bank accounts. Brown-Forman, one of the largest American owned spirits and wine businesses, aided the portfolio’s performance due to the growing global demand for American whiskey and tequila, like the Jack Daniel’s and el Jimador brands. Mondelēz, a snack company with broad global distribution, relies on popular household names like Oreo, Cadbury, Nutter Butter, and Trident for most of its revenue. In early 2019, it entered the growing nutrition bars sector of snacking with its acquisition of Perfect Snacks.

A few of our weaker performers were Halliburton (0.5%), Swedish Match (3.6%), and CBS (2.0%). Halliburton, a large energy services company that serves the oil and natural gas industries, faced lower pressure pumping activity and reduced drilling and wireline activity in North America. Swedish Match is a tobacco company based in Stockholm that sells Snus and moist snuff, and it was the largest portion in our portfolio as of the end of September. Through June of 2019, U.S. cigar and chewing tobacco sales were down compared with 2018 figures. CBS operates the CBS television network and the premium cable network Showtime. It also owns 29 local television stations and 130 radio stations. On August 13, 2019, CBS and Viacom reached an agreement to merge.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2019 (a)(b) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (01/02/92)
Class AAA (GABEX)	(1.09)%	4.84%	9.17%	7.37%	9.46%
S&P 500 Index	4.25	10.84	13.24	9.01	9.54(c)
Nasdaq Composite Index	0.55	13.59	15.58	11.38	10.53(c)
Lipper Equity Income Fund Average	5.87	8.26	11.10	7.72	8.49
Class A (GCAEX)	(1.08)	4.85	9.17	7.37	9.45
With sales charge (d)	(6.77)	3.61	8.53	6.95	9.22
Class C (GCCEX)	(1.87)	4.06	8.36	6.58	8.99
With contingent deferred sales charge (e)	(2.85)	4.06	8.36	6.58	8.99
Class I (GCIEX)	(0.86)	5.11	9.45	7.59	9.57

In the current prospectuses dated January 28, 2019, the expense ratios for Class AAA, A, C, and I Shares are 1.41%, 1.41%, 2.16%, and 1.16%, respectively. See page 12 for the expense ratios for the fiscal year ended September 30, 2019. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)  The Fund’s fiscal year ends September 30.

(c)   S&P 500 Index and Nasdaq Composite Index since inception performance figures are as of December 31, 1991.

(d)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(e)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Equity Income Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2019 through September 30, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2019.

	Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,012.90	1.39%	$ 7.01
Class A	$1,000.00	$1,013.20	1.40%	$ 7.07
Class C	$1,000.00	$1,008.80	2.14%	$10.78
Class I	$1,000.00	$1,014.00	1.14%	$ 5.76
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.10	1.39%	$ 7.03
Class A	$1,000.00	$1,018.05	1.40%	$ 7.08
Class C	$1,000.00	$1,014.34	2.14%	$10.81
Class I	$1,000.00	$1,019.35	1.14%	$ 5.77

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2019:

The Gabelli Equity Income Fund

Food and Beverage	19.1%
Financial Services	16.5%
Consumer Products	6.0%
Health Care	5.4%
Retail	5.4%
Telecommunications	4.9%
Diversified Industrial	4.7%
Business Services	4.6%
Automotive: Parts and Accessories	3.7%
Equipment and Supplies	3.2%
Energy and Utilities: Oil	2.9%
Broadcasting	2.5%
Aerospace	2.4%
Energy and Utilities: Natural Gas	2.2%
Machinery	2.0%
Building and Construction	1.9%
Electronics	1.7%
Computer Software and Services	1.7%
Entertainment	1.4%
Transportation	1.3%
Energy and Utilities: Integrated	1.1%
Computer Hardware	1.0%

Metals and Mining	1.0%
Cable and Satellite	0.9%
Automotive	0.8%
Specialty Chemicals	0.8%
Paper and Forest Products	0.7%
Wireless Communications	0.7%
Hotels and Gaming	0.7%
Environmental Services	0.7%
Energy and Utilities: Electric	0.7%
Energy and Utilities: Services	0.7%
Aviation: Parts and Services	0.5%
Agriculture	0.5%
Energy and Utilities: Water	0.3%
Communications Equipment	0.2%
Consumer Services	0.2%
Real Estate	0.0%*
Publishing	0.0%*
Other Assets and Liabilities (Net)	(5.0)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2019

			Market
Shares		Cost	Value
	COMMON STOCKS — 104.9%
	Aerospace — 2.4%
58,000	Aerojet Rocketdyne Holdings Inc.†	$311,528	$2,929,580
2,000	Lockheed Martin Corp.	47,350	780,120
10,000	Raytheon Co.	279,200	1,961,900
45,000	Rockwell Automation Inc.	1,419,242	7,416,000
500,000	Rolls-Royce Holdings plc	3,518,590	4,871,451

		5,575,910	17,959,051

	Agriculture — 0.5%
90,000	Archer-Daniels-Midland Co.	2,386,667	3,696,300
12,000	The Mosaic Co.	186,246	246,000

		2,572,913	3,942,300

	Automotive — 0.8%
161,000	Navistar International Corp.†	3,004,261	4,525,710
26,500	PACCAR Inc.	1,178,103	1,855,265

		4,182,364	6,380,975

	Automotive: Parts and Accessories — 3.7%
140,000	Dana Inc.	2,166,245	2,021,600
10,500	Garrett Motion Inc.†	30,178	104,580
263,000	Genuine Parts Co.(a)	10,827,491	26,192,170
300	O’Reilly Automotive Inc.†	7,524	119,553
6,000	Tenneco Inc., Cl. A	79,742	75,120

		13,111,180	28,513,023

	Aviation: Parts and Services — 0.5%
29,000	United Technologies Corp.	1,453,950	3,959,080

	Broadcasting — 2.5%
346,500	CBS Corp., Cl. A, Voting	8,210,045	15,020,775
50,200	Liberty Global plc, Cl. A†	1,073,097	1,242,450
80,000	Liberty Global plc, Cl. C†	1,772,070	1,903,200
36,000	MSG Networks Inc., Cl. A†	134,967	583,920

		11,190,179	18,750,345

	Building and Construction — 1.9%
11,000	Arcosa Inc.	144,627	376,310
160,000	Fortune Brands Home & Security Inc.	1,526,312	8,752,000
45,800	Herc Holdings Inc.†	1,447,522	2,130,158
70,000	Johnson Controls International plc	1,197,528	3,072,300

		4,315,989	14,330,768

	Business Services — 4.6%
30,000	Automatic Data Processing Inc.	1,140,889	4,842,600
80,000	Mastercard Inc., Cl. A(a)	672,320	21,725,600
2,400	MSC Industrial Direct Co. Inc., Cl. A	165,490	174,072
40,000	Pentair plc	833,620	1,512,000

			Market
Shares		Cost	Value
27,000	S&P Global Inc.	$1,116,960	$6,614,460

		3,929,279	34,868,732

	Cable and Satellite — 0.9%
10,000	AMC Networks Inc., Cl. A†	389,742	491,600
167,763	DISH Network Corp., Cl. A†	3,326,177	5,715,685
16,000	EchoStar Corp., Cl. A†	389,202	633,920

		4,105,121	6,841,205

	Communications Equipment — 0.2%
46,000	Corning Inc.	527,588	1,311,920

	Computer Hardware — 1.0%
16,000	Apple Inc.	1,171,846	3,583,520
27,000	International Business Machines Corp.	2,143,760	3,926,340

		3,315,606	7,509,860

	Computer Software and Services — 1.7%
27,000	Fidelity National Information Services Inc.	400,738	3,584,520
175,000	Hewlett Packard Enterprise Co.	1,110,495	2,654,750
48,000	Microsoft Corp.	1,341,120	6,673,440

		2,852,353	12,912,710

	Consumer Products — 6.0%
44,000	Altria Group Inc.	517,039	1,799,600
37,000	Edgewell Personal Care Co.†	999,364	1,202,130
53,000	Energizer Holdings Inc.	1,441,783	2,309,740
27,000	Essity AB, Cl. A	436,838	796,776
1,500	National Presto Industries Inc.	45,698	133,635
46,500	Philip Morris International Inc.	1,445,213	3,530,745
53,000	Reckitt Benckiser Group plc	1,599,253	4,134,119
375	Spectrum Brands Holdings Inc.	18,794	19,817
660,000	Swedish Match AB	7,883,004	27,294,254
70,000	Unilever NV	1,381,490	4,202,100

		15,768,476	45,422,916

	Consumer Services — 0.2%
2,700	Allegion plc	37,048	279,855
30,000	Rollins Inc.	44,741	1,022,100

		81,789	1,301,955

	Diversified Industrial — 4.7%
80,000	Crane Co.	2,475,345	6,450,400
68,000	Eaton Corp. plc	2,706,356	5,654,200
18,000	Honeywell International Inc.	385,923	3,045,600
50,000	ITT Inc.	1,004,526	3,059,500
50,000	Jardine Matheson Holdings Ltd.	2,372,853	2,675,000
178,000	Jardine Strategic Holdings Ltd.	4,191,229	5,318,640
38,000	nVent Electric plc	365,955	837,520
120,000	Textron Inc.	763,372	5,875,200
290,000	Toray Industries Inc.	1,971,603	2,151,297

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2019

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
37,000	Trinity Industries Inc.	$462,238	$728,160

		16,699,400	35,795,517

	Electronics — 1.7%
35,000	Sony Corp.	897,245	2,054,520
73,000	Sony Corp., ADR	1,746,659	4,316,490
60,000	TE Connectivity Ltd.	1,996,558	5,590,800
10,000	Texas Instruments Inc.	147,000	1,292,400

		4,787,462	13,254,210

	Energy and Utilities: Electric — 0.7%
1,000	American Electric Power Co. Inc.	34,670	93,690
6,000	Avangrid Inc.	117,823	313,500
40,000	El Paso Electric Co.	313,700	2,683,200
40,000	Korea Electric Power Corp., ADR†	502,228	433,600
200,000	Texas Competitive Electric Holdings Co. LLC, Escrow†(b)	0	0
100,000	The AES Corp.	419,608	1,634,000

		1,388,029	5,157,990

	Energy and Utilities: Integrated — 1.1%
164,000	Energy Transfer LP	469,610	2,145,120
29,000	Eni SpA	304,221	443,596
6,500	Iberdrola SA, ADR	98,020	270,205
60,000	OGE Energy Corp.	800,122	2,722,800
56,000	PNM Resources Inc.	576,150	2,916,480

		2,248,123	8,498,201

	Energy and Utilities: Natural Gas — 2.2%
1,000	Atmos Energy Corp.	26,304	113,890
162,600	National Fuel Gas Co.	6,786,905	7,629,192
14,000	ONE Gas Inc.	58,650	1,345,540
86,000	ONEOK Inc.	551,296	6,337,340
11,000	Southwest Gas Holdings Inc.	226,655	1,001,440

		7,649,810	16,427,402

	Energy and Utilities: Oil — 2.9%
69,000	Chevron Corp.	2,577,902	8,183,400
7,000	ConocoPhillips	128,274	398,860
37,000	Devon Energy Corp.	1,040,962	890,220
15,000	Exxon Mobil Corp.	364,150	1,059,150
75,000	Hess Corp.	3,678,524	4,536,000
18,000	Marathon Petroleum Corp.	234,717	1,093,500
24,000	Occidental Petroleum Corp.	841,133	1,067,280
70,000	Royal Dutch Shell plc, Cl. A, ADR	3,024,284	4,119,500
17,000	TOTAL SA, ADR	282,789	884,000

		12,172,735	22,231,910

			Market
Shares		Cost	Value

	Energy and Utilities: Services — 0.7%
220,000	Halliburton Co.	$6,337,392	$4,147,000
45,000	Oceaneering International Inc.†	723,561	609,750
10,000	Schlumberger Ltd.	206,840	341,700

		7,267,793	5,098,450

	Energy and Utilities: Water — 0.3%
10,000	Aqua America Inc.	73,706	448,300
70,000	Severn Trent plc	1,834,583	1,863,373

		1,908,289	2,311,673

	Entertainment — 1.4%
50,000	Grupo Televisa SAB, ADR	739,441	489,000
12,000	The Madison Square Garden Co., Cl. A†	347,057	3,162,240
256,300	Viacom Inc., Cl. A	9,897,499	6,730,438

		10,983,997	10,381,678

	Environmental Services — 0.7%
38,000	Republic Services Inc.	1,284,375	3,288,900
16,500	Waste Management Inc.	508,261	1,897,500

		1,792,636	5,186,400

	Equipment and Supplies — 3.2%
16,000	A.O. Smith Corp.	46,539	763,360
16,000	Danaher Corp.	467,288	2,310,880
179,000	Flowserve Corp.	2,258,602	8,361,090
60,000	Graco Inc.	1,006,940	2,762,400
10,000	Ingersoll-Rand plc	207,634	1,232,100
22,000	Minerals Technologies Inc.	757,033	1,167,980
170,000	Mueller Industries Inc.	3,284,149	4,875,600
16,000	Parker-Hannifin Corp.	835,168	2,889,760

		8,863,353	24,363,170

	Financial Services — 16.5%
6,300	Alleghany Corp.†	969,808	5,025,888
28,000	AllianceBernstein Holding LP	251,713	821,800
62,000	American Express Co.(a)	1,262,330	7,333,360
22,400	Ameris Bancorp	239,312	901,376
14,000	Argo Group International Holdings Ltd.	272,947	983,360
5,195	Banco Santander Chile, ADR	29,250	145,460
9,393	Banco Santander SA, ADR	33,997	37,760
170,000	Bank of America Corp.	1,104,015	4,958,900
13,056	BNP Paribas SA	580,935	635,674
33,000	Eaton Vance Corp.	938,796	1,482,690
50,000	Interactive Brokers Group Inc., Cl. A	752,861	2,689,000
15,000	Jefferies Financial Group Inc.	263,160	276,000
21,000	JPMorgan Chase & Co.	407,518	2,471,490
68,000	Julius Baer Group Ltd.	2,230,242	3,012,835
70,000	Kinnevik AB, Cl. A	1,388,431	1,923,497
80,000	Legg Mason Inc.	1,378,661	3,055,200

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2019

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
92,000	Loews Corp.	$3,458,569	$4,736,160
24,600	M&T Bank Corp.	2,071,971	3,886,062
58,000	Marsh & McLennan Cos. Inc.	1,666,935	5,802,900
126,000	Morgan Stanley	2,829,514	5,376,420
108,000	Navient Corp.	882,518	1,382,400
36,000	Oritani Financial Corp.	360,000	637,020
9,000	Popular Inc.	158,611	486,720
10,000	Sculptor Capital Management Inc.	207,844	194,800
175,000	SLM Corp.	854,604	1,544,375
128,000	State Street Corp.	5,838,401	7,576,320
275,000	Sterling Bancorp	2,964,139	5,516,500
8,000	T. Rowe Price Group Inc.	148,674	914,000
74,000	TD Ameritrade Holding Corp.	1,236,284	3,455,800
400,000	The Bank of New York Mellon Corp.(a)	10,196,037	18,084,000
18,500	The Goldman Sachs Group Inc.	2,239,746	3,833,755
60,000	The Hartford Financial Services Group Inc.	1,884,230	3,636,600
96,000	The PNC Financial Services Group Inc.(a)	4,938,114	13,455,360
4,500	The Travelers Companies Inc.	179,092	669,105
51,000	Waddell & Reed Financial Inc., Cl. A	841,409	876,180
145,000	Wells Fargo & Co.	4,161,050	7,313,800

		59,221,718	125,132,567

	Food and Beverage — 19.1%
2,000	Ajinomoto Co. Inc.	32,542	37,734
1,000	Anheuser-Busch InBev SA/NV	15,876	95,284
344,000	Brown-Forman Corp., Cl. A	5,172,356	20,554,000
126,000	Campbell Soup Co.	3,897,570	5,911,920
80,000	Coca-Cola Amatil Ltd., ADR	246,845	572,400
20,000	Coca-Cola European Partners plc	450,000	1,109,000
12,500	Coca-Cola Femsa SAB de CV, ADR	470,364	757,750
7,200	Constellation Brands Inc., Cl. A	89,304	1,492,416
70,000	Danone SA	3,243,577	6,166,305
740,000	Davide Campari-Milano SpA	2,505,623	6,686,431
78,000	Diageo plc, ADR	4,378,680	12,754,560
106,000	Fomento Economico Mexicano SAB de CV, ADR	2,530,276	9,707,480
60,000	General Mills Inc.	1,747,617	3,307,200
2,000,000	Grupo Bimbo SAB de CV, Cl. A	1,603,236	3,648,525
130,000	Heineken NV	6,009,568	14,050,378
175,000	ITO EN Ltd.	3,329,969	8,238,150
35,000	Kellogg Co.	1,801,735	2,252,250
2,000	McCormick & Co. Inc., Cl. V	137,120	314,860

			Market
Shares		Cost	Value

22,000	McCormick & Co. Inc., Non-Voting	$1,051,556	$3,438,600
91,000	Mondelēz International Inc., Cl. A	1,641,524	5,034,120
44,000	Nestlé SA	900,190	4,773,629
95,000	Nissin Foods Holdings Co. Ltd.	3,080,973	6,853,179
50,000	PepsiCo Inc.	3,230,424	6,855,000
40,000	Pernod Ricard SA	3,283,681	7,123,939
56,000	Remy Cointreau SA	3,460,958	7,434,358
36,000	Sapporo Holdings Ltd.	810,532	896,962
10,000	The Coca-Cola Co.	208,400	544,400
1,000	The Hershey Co.	36,300	154,990
40,000	The Kraft Heinz Co.	1,115,278	1,117,400
26,000	Tootsie Roll Industries Inc.	452,984	965,640
48,000	Yakult Honsha Co. Ltd.	1,179,493	2,681,341

		58,114,551	145,530,201

	Health Care — 5.4%
10,000	Abbott Laboratories	227,205	836,700
4,000	AbbVie Inc.	99,413	302,880
4,000	Alcon Inc.†	133,378	233,160
2,000	Allergan plc	288,000	336,580
78,000	Baxter International Inc.	1,729,585	6,822,660
6,500	Bio-Rad Laboratories Inc., Cl. A†	638,135	2,162,810
220,000	Bristol-Myers Squibb Co.	5,346,349	11,156,200
17,000	Covetrus Inc.†	133,426	202,130
74,000	Demant A/S†	716,237	1,895,386
1,000	Eli Lilly & Co.	34,133	111,830
8,000	GlaxoSmithKline plc, ADR	327,365	341,440
38,000	Henry Schein Inc.†	376,001	2,413,000
25,000	Johnson & Johnson	1,448,045	3,234,500
44,000	Merck & Co. Inc.	932,242	3,703,920
17,000	Novartis AG, ADR	829,108	1,477,300
23,000	Pfizer Inc.	387,539	826,390
45,000	Roche Holding AG, ADR	826,666	1,640,250
45,000	Wright Medical Group NV†	926,550	928,350
9,000	Zimmer Biomet Holdings Inc.	473,429	1,235,430
8,000	Zoetis Inc.	237,714	996,720

		16,110,520	40,857,636

	Hotels and Gaming — 0.7%
5,000	Las Vegas Sands Corp.	12,746	288,800
75,000	MGM Resorts International	763,041	2,079,000
34,500	Ryman Hospitality Properties Inc., REIT	1,317,052	2,822,445
3,000	Wynn Resorts Ltd.	114,952	326,160

		2,207,791	5,516,405

	Machinery — 2.0%
6,000	Caterpillar Inc.	35,181	757,860
74,500	Deere & Co.	2,905,386	12,566,660

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2019

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)

	Machinery (Continued)
20,000	Xylem Inc.	$488,988	$1,592,400

		3,429,555	14,916,920

	Metals and Mining — 1.0%
170,000	Freeport-McMoRan Inc.	1,896,884	1,626,900
150,000	Newmont Goldcorp Corp.	3,559,052	5,688,000

		5,455,936	7,314,900

	Paper and Forest Products — 0.7%
25,000	Svenska Cellulosa AB, Cl. A	101,961	232,882
200,000	Weyerhaeuser Co., REIT	3,292,177	5,540,000

		3,394,138	5,772,882

	Publishing — 0.0%
3,000	Value Line Inc.	41,976	68,250

	Real Estate — 0.0%
9,000	Griffin Industrial Realty Inc.	219,808	341,550

	Retail — 5.4%
16,000	Cie Financiere Richemont SA	540,728	1,173,809
39,000	Copart Inc.†	345,409	3,132,870
21,000	Costco Wholesale Corp.	1,001,537	6,050,310
133,500	CVS Health Corp.	4,380,355	8,419,845
88,300	Ingles Markets Inc., Cl. A	1,502,948	3,431,338
150,000	Macy’s Inc.	1,568,118	2,331,000
84,000	Seven & i Holdings Co. Ltd.	2,505,480	3,210,062
33,000	The Home Depot Inc.	915,580	7,656,660
6,000	Tractor Supply Co.	47,305	542,640
77,000	Walgreens Boots Alliance Inc.	2,262,738	4,258,870
2,000	Walmart Inc.	86,680	237,360
9,500	Weis Markets Inc.	285,456	362,330

		15,442,334	40,807,094

	Specialty Chemicals — 0.8%
10,000	Albemarle Corp.	102,314	695,200
3,000	Ashland Global Holdings Inc.	67,390	231,150
70,000	Ferro Corp.†	123,575	830,200
8,000	FMC Corp.	161,197	701,440
46,000	H.B. Fuller Co.	950,216	2,141,760
2,400	NewMarket Corp.	9,263	1,133,016
1,000	Quaker Chemical Corp.	10,797	158,140

		1,424,752	5,890,906

	Telecommunications — 4.8%
2,000	AT&T Inc.	47,800	75,680
208,000	BCE Inc.	3,927,823	10,069,280
20,000	BT Group plc, ADR(b)	277,705	216,600
185,000	Deutsche Telekom AG, ADR	2,454,999	3,091,350
28,000	Loral Space & Communications Inc.†	1,078,282	1,159,200

			Market
Shares		Cost	Value

16,000	Orange SA, ADR	$206,327	$249,120
13,000	Proximus SA	318,676	386,116
24,500	Telefonica SA, ADR	80,420	186,200
178,000	Telephone & Data Systems Inc.	4,834,364	4,592,400
47,000	TELUS Corp.	713,431	1,674,140
248,000	Verizon Communications Inc.(a)	8,172,858	14,969,280

		22,112,685	36,669,366

	Transportation — 1.3%
127,000	GATX Corp.	4,025,968	9,846,310

	Wireless Communications — 0.7%
6,000	Millicom International Cellular SA	291,776	292,020
4,000	Millicom International Cellular SA, SDR	173,654	194,066
200,000	NTT DOCOMO Inc.	2,898,164	5,092,254
20,000	Turkcell Iletisim Hizmetleri A/S, ADR	91,562	115,600

		3,455,156	5,693,940

	TOTAL COMMON STOCKS	343,401,212	797,070,368

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
20,000	Cincinnati Bell Inc., 6.750%, Ser. B	353,746	649,998

	WARRANTS — 0.0%
	Retail — 0.0%
105	Sears Holdings Corp., expire 12/15/19†	522	16

	TOTAL INVESTMENTS — 105.0%	$343,755,480	797,720,382

	Other Assets and Liabilities (Net) — (5.0)%		(37,993,317)

	NET ASSETS — 100.0%		$759,727,065

(a)	Securities, or a portion thereof, with a value of $40,320,950 were deposited with Pershing LLC.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2019

Assets:
Investments, at value (cost $343,755,480)	$797,720,382
Receivable for Fund shares sold	1,579,641
Receivable for investments sold	955,534
Dividends receivable	2,437,755
Prepaid expenses	33,871

Total Assets	802,727,183

Liabilities:
Line of credit payable	35,740,000
Payable to custodian	4,619,433
Payable for Fund shares redeemed	1,506,051
Payable for investment advisory fees	657,011
Payable for distribution fees	187,063
Payable for accounting fees	7,500
Other accrued expenses	283,060

Total Liabilities	43,000,118

Net Assets
(applicable to 57,959,227 shares outstanding)	$759,727,065

Net Assets Consist of:
Paid-in capital	$310,202,765
Total distributable earnings	449,524,300

Net Assets	$759,727,065

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($377,588,593 ÷ 27,738,301 shares outstanding; 150,000,000 shares authorized)	$13.61
Class A:
Net Asset Value and redemption price per share ($72,777,704 ÷ 5,394,883 shares outstanding; 50,000,000 shares authorized)	$13.49
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.31
Class C:
Net Asset Value and offering price per share ($100,467,400 ÷ 10,595,608 shares outstanding; 50,000,000 shares authorized)	$ 9.48	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($208,893,368 ÷ 14,230,435 shares outstanding; 50,000,000 shares authorized)	$14.68

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $570,916)	$19,827,307
Non-cash dividends	18,750
Interest	4,877

Total Investment Income	19,850,934

Expenses:
Investment advisory fees	9,025,911
Distribution fees - Class AAA	1,069,195
Distribution fees - Class A	194,572
Distribution fees - Class C	1,362,744
Shareholder services fees	755,377
Interest expense	415,594
Shareholder communication expenses	184,433
Custodian fees	133,701
Registration expenses	85,650
Legal and audit fees	55,757
Accounting fees	45,000
Directors’ fees	42,391
Miscellaneous expenses	69,284

Total Expenses	13,439,609

Less:
Expenses paid indirectly by broker (See Note 6)	(7,402)

Net Expenses	13,432,207

Net Investment Income	6,418,727

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	196,788,740
Net realized loss on foreign currency transactions	(26,522)

Net realized gain on investments and foreign currency transactions	196,762,218

Net change in unrealized appreciation/depreciation: on investments	(230,712,639)
on foreign currency translations	9,333

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(230,703,306)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(33,941,088)

Net Decrease in Net Assets Resulting from Operations	$(27,522,361)

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$6,418,727	$10,241,486
Net realized gain on investments and foreign currency transactions	196,762,218	212,502,993
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(230,703,306)	(135,349,398)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(27,522,361)	87,395,081

Distributions to Shareholders:
Class AAA	(92,298,815)	(98,781,156)
Class A	(16,960,746)	(17,203,694)
Class C	(36,745,051)	(41,334,525)
Class I	(53,493,080)	(65,782,800)

	(199,497,692)	(223,102,175)

Return of capital
Class AAA	(24,603,802)	(25,622,488)
Class A	(5,770,903)	(3,971,454)
Class C	(6,210,850)	(10,578,318)
Class I	(9,279,754)	(16,237,915)
Class T*	—	(50)

	(45,865,309)	(56,410,225)

Total Distributions to Shareholders	(245,363,001)	(279,512,400)

Capital Share Transactions:
Class AAA	(15,978,648)	(56,588,389)
Class A	10,674,357	(15,035,802)
Class C	(27,546,923)	(31,440,340)
Class I	(76,334,869)	(32,023,271)
Class T*	—	(1,063)

Net Decrease in Net Assets from Capital Share Transactions	(109,186,083)	(135,088,865)

Redemption Fees	2,975	607

Net Decrease in Net Assets	(382,068,470)	(327,205,577)
Net Assets:
Beginning of year	1,141,795,535	1,469,001,112

End of year	$759,727,065	$1,141,795,535

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses(c)(d)	Portfolio Turnover Rate
Class AAA
2019	$19.09	$0.13		$(0.38)	$(0.25)	$(0.15)	$(3.72)	$(1.36)	$(5.23)	$0.00	$13.61	(1.09)%	$377,589	0.76%		1.45%	1%
2018	22.84	0.19		1.34	1.53	(0.20)	(3.68)	(1.40)	(5.28)	0.00	19.09	6.77	521,485	0.82		1.40	0	(e)
2017	24.06	0.24		2.97	3.21	(0.25)	(3.33)	(0.85)	(4.43)	0.00	22.84	13.91	662,696	0.97		1.39	1
2016	25.08	0.26		2.72	2.98	(0.26)	(2.35)	(1.39)	(4.00)	0.00	24.06	11.31	833,154	0.99		1.39	1
2015	28.55	0.25		(1.71)	(1.46)	(0.18)	(1.83)	—	(2.01)	0.00	25.08	(5.40)	985,647	0.88		1.37	3
Class A
2019	$18.97	$0.13		$(0.38)	$(0.25)	$(0.15)	$(3.72)	$(1.36)	$(5.23)	$0.00	$13.49	(1.08)%	$ 72,778	0.76%		1.45%	1%
2018	22.73	0.19		1.33	1.52	(0.20)	(3.68)	(1.40)	(5.28)	0.00	18.97	6.76	86,332	0.82		1.40	0	(e)
2017	23.96	0.24		2.96	3.20	(0.25)	(3.33)	(0.85)	(4.43)	0.00	22.73	13.92	115,702	0.96		1.39	1
2016	24.99	0.26		2.71	2.97	(0.26)	(2.35)	(1.39)	(4.00)	0.00	23.96	11.31	160,593	0.99		1.39	1
2015	28.45	0.26		(1.71)	(1.45)	(0.18)	(1.83)	—	(2.01)	0.00	24.99	(5.38)	183,418	0.90		1.37	3
Class C
2019	$15.03	$(0.00	)(b)	$(0.32)	$(0.32)	$(0.05)	$(3.72)	$(1.46)	$(5.23)	$0.00	$ 9.48	(1.87)%	$100,467	(0.00	)%(f)	2.20%	1%
2018	19.17	0.01		1.13	1.14	(0.07)	(3.68)	(1.53)	(5.28)	0.00	15.03	6.02	176,167	0.07		2.15	0	(e)
2017	20.99	0.05		2.56	2.61	(0.10)	(3.33)	(1.00)	(4.43)	0.00	19.17	13.04	246,690	0.22		2.14	1
2016	22.48	0.06		2.45	2.51	(0.09)	(2.35)	(1.56)	(4.00)	0.00	20.99	10.51	306,349	0.24		2.14	1
2015	25.99	0.04		(1.54)	(1.50)	(0.18)	(1.83)	—	(2.01)	0.00	22.48	(6.10)	329,846	0.15		2.12	3
Class I
2019	$20.13	$0.19		$(0.41)	$(0.22)	$(0.19)	$(3.72)	$(1.32)	$(5.23)	$0.00	$14.68	(0.86)%	$208,893	1.00%		1.20%	1%
2018	23.75	0.26		1.40	1.66	(0.26)	(3.68)	(1.34)	(5.28)	0.00	20.13	7.07	357,812	1.08		1.15	0	(e)
2017	24.80	0.31		3.07	3.38	(0.31)	(3.33)	(0.79)	(4.43)	0.00	23.75	14.19	443,912	1.21		1.14	1
2016	25.68	0.33		2.79	3.12	(0.32)	(2.35)	(1.33)	(4.00)	0.00	24.80	11.59	484,305	1.24		1.14	1
2015	29.11	0.34		(1.76)	(1.42)	(0.18)	(1.83)	—	(2.01)	0.00	25.68	(5.15)	663,429	1.15		1.12	3

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the fiscal years ended September 30, 2019, 2018 and 2017. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.40%, 1.39%, and 1.38% (Class AAA and Class A), 2.15%, 2.14%, and 2.13% (Class C), and 1.15%, 1.14%, and 1.13% (Class I), respectively. For the fiscal years ended September 30, 2016, and 2015, the effect of interest expense was minimal.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the fiscal years ended September 30, 2019, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(e)	Amount represents less than 0.5%.
(f)	Amount represents less than 0.005%.

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Equity Income Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Observable Inputs	Total Market Value at 9/30/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities: Electric	$ 5,157,990	—	$ 0	$ 5,157,990
Food and Beverage	145,215,341	$314,860	—	145,530,201
Telecommunications	36,452,766	—	216,600	36,669,366
Other Industries (a)	609,712,811	—	—	609,712,811
Total Common Stocks	796,538,908	314,860	216,600	797,070,368
Convertible Preferred Stocks (a)	649,998	—	—	649,998
Warrants (a)	16	—	—	16
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$797,188,922	$314,860	$216,600	$797,720,382

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers into or out of Level 3 during the fiscal year ended September 30, 2019.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at September 30, 2019, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of call options, the Fund pays a premium for the right to buy the underlying security at a specified price. The seller of the call has the obligation to sell the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a loss upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a gain upon sale or at expiration date, but only to the extent of the premium paid.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2019, the Fund held no option positions.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the fiscal year ended September 30, 2019, there were no short sales.

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2019, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, basis adjustments on investments in partnerships, and reclassification of REIT distributions. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2019, reclassifications were made to decrease paid-in capital of $29,994 with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the fiscal years ended September 30, 2019 and 2018 was as follows:

	Year Ended September 30, 2019	Year Ended September 30, 2018
Distributions paid from:
Ordinary income	$7,210,893	$11,254,231
Net long term capital gains	192,286,799	211,847,944
Return of capital	45,865,309	56,410,225

Total distributions paid	$245,363,001	$279,512,400

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$449,536,745
Qualified late year loss deferral*	(12,445)

Total	$449,524,300

*

Under the current law, qualified late year ordinary losses realized after December 31 or post October capital losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the fiscal year ended September 30, 2019, the Fund elected to defer $12,445 of post October capital losses.

At September 30, 2019, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$348,178,974	$468,988,525	$(19,447,117)	$449,541,408

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2019, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000.

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2019, other than short term securities and U.S. Government obligations, aggregated to $5,236,543 and $366,591,906, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2019, the Fund paid $144,664 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $55,768 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $7,402.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2019, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2019, there was $35,740,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2019 was $10,714,455 with a weighted average interest rate of 3.64%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2019 was $58,934,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital.

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The redemption fees retained by the Fund during the fiscal years ended September 30, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	551,364	$9,573,175	679,572	$15,716,026
Shares issued upon reinvestment of distributions	7,879,869	113,070,696	6,035,921	120,316,691
Shares redeemed	(8,006,331)	(138,622,519)	(8,414,843)	(192,621,106)

Net increase/(decrease)	424,902	$(15,978,648)	(1,699,350)	$(56,588,389)

Class A
Shares sold	1,344,564	$23,616,884	644,832	$14,727,628
Shares issued upon reinvestment of distributions	1,513,270	21,444,473	996,100	19,748,656
Shares redeemed	(2,013,390)	(34,387,000)	(2,180,983)	(49,512,086)

Net increase/(decrease)	844,444	$10,674,357	(540,051)	$(15,035,802)

Class C
Shares sold	1,736,090	$22,864,320	1,174,177	$21,686,613
Shares issued upon reinvestment of distributions	3,798,546	39,055,202	2,942,702	46,752,707
Shares redeemed	(6,663,277)	(89,466,445)	(5,259,907)	(99,879,660)

Net decrease	(1,128,641)	$(27,546,923)	(1,143,028)	$(31,440,340)

Class I
Shares sold	1,730,545	$31,554,186	2,734,591	$65,019,434
Shares issued upon reinvestment of distributions	3,787,581	58,581,403	3,605,793	75,575,488
Shares redeemed	(9,066,293)	(166,470,458)	(7,251,786)	(172,618,193)

Net decrease	(3,548,167)	$(76,334,869)	(911,402)	$(32,023,271)

Class T *
Shares issued upon reinvestment of distributions	—	—	2	$36
Shares redeemed	—	—	(47)	(1,099)

Net decrease	—	—	(45)	$(1,063)

*	Class T Shares were liquidated on September 21, 2018.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Equity Income Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Equity Income Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 25, 2019

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]

INTERESTED DIRECTORS[4] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 77	Since 1991	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013- 2018)

John D. Gabelli Director Age: 75	Since 1991	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

Elizabeth C. Bogan Director Age: 75	Since 2019	8	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 83	Since 1991	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 75	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 80	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 51	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthonie C. van Ekris[6] Director Age: 85	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 73	Since 2001	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc. (2000-2018); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005- 2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

THE GABELLI EQUITY INCOME FUND

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2019, the Fund paid to shareholders ordinary income distributions totaling $0.1456, $0.1460, $0.0505, and $0.1904 for each of Class AAA, Class A, Class C,and Class I, respectively, and long term capital gains totaling $192,286,799, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2019, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.02% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

Gabelli Equity Series Funds, Inc.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Elizabeth C. Bogan

Senior Lecturer,

Princeton University

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q319AR

The Gabelli Small Cap Growth Fund

Annual Report — September 30, 2019

To Our Shareholders,

For the fiscal year ended September 30, 2019, the net asset value (NAV) per Class AAA Share of The Gabelli Small Cap Growth Fund decreased 5.7% compared with a decrease of 8.9% for the Russell 2000 Index. Other classes of shares are available. See page 2 for performance information for all classes of shares.

Enclosed are the financial statements, including the summary schedule of investments, as of September 30, 2019.

Performance Discussion

The Fund invests primarily in small cap companies, that through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or private market value. The Fund characterizes small capitalization companies as those companies with a market capitalization of $3 billion or less at the time of the Fund’s initial investment.

The fiscal year began with a narrative change from the largely uninterrupted upward trajectory of the stock market. Uncertainty over a trade deal with China and fears of potential recession from an inverted yield curve (situations in which a short term yield exceeds a longer term yield) further fueled the decline. However, many economic indicators remained strong with 3.7% unemployment (the lowest since 1969), record consumer net worth ($109 trillion), and interest rates and inflation that remained relatively tame.

The second and third fiscal quarters saw continued trade war tension between the U.S. and China. Perhaps more important, the Federal Reserve made an about-face on its tightening stance which saw the U.S. ten year treasury, which yielded over 3.2% at one point in the fourth quarter of 2018, yield less than 2.4% at one point in the first half of 2019. U.S. stocks posted the best quarterly return since 2009 and the best calendar year first quarter since 1998. Small capitalization stocks and economically sensitive industrials were among the best performers.

After climbing in July, stocks fell sharply in August. September saw a slight gain, but beneath the surface, many dynamics were at play: momentum stocks declined, and “value” stocks rose sharply, in an abrupt reversal of trends of the last several years. A steady stream of headlines affected the market such as the ongoing China/U.S. trade war, Brexit, Saudi oil field attacks, central bank easing, negative interest rates, U.S. recession concerns, and a formal impeachment inquiry of President Trump by Congressional Democrats. Despite all of this, the U.S. economic picture continued to be relatively solid.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com

Among the better performing stocks for the fiscal year were Aerojet Rocketdyne Holdings (2.1% of net assets as of September 30, 2019), a manufacturer of aerospace and defense products and systems successfully restructured, cutting costs and increasing product development. PNM Resources Inc. (1.6%), an investor-owned holding company with 2 regulated utilities providing electricity and electric services to New Mexico and Texas saw good results driven by extreme weather and an increased demand for oil and gas. Griffon Corp. (1.3%), a management and holding company that conducts business through its subsidiaries saw strong growth in its home building products and defense electronics segments.

Our weaker performing stocks during the year were: Ferro Corp. (0.9%), a supplier of technology-based functional coatings and color solutions saw decreasing sales volume and smaller margins led by global economic uncertainty, slowing growth outside the U.S., and currency exchange headwinds. RPC Inc. (0.4%), a holding company for oilfield service companies saw intensified competition in the U.S. and a slowdown in demand for pressure pumping services in shale regions. Kikkoman Corp. (1.9%), a manufacturer of food products in Japan, North America, as well as internationally saw negative impacts from the increased costs of raw materials and distribution expenses as well as increased advertising costs.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2019 (a)(b) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (10/22/91)
Class AAA (GABSX)	(5.72)%	6.75%	10.62%	9.14%	11.86%
Russell 2000 Index.	(8.89)	8.19	11.19	8.19	9.38
S&P SmallCap 600 Index	(9.34)	9.89	13.02	9.52	N/A(e)
Lipper Small-Cap Core Funds Average	(6.21)	8.12	11.03	8.24	N/A(f)
Class A (GCASX)	(5.73)	6.75	10.61	9.14	11.86
With sales charge (c)	(11.15)	5.49	9.96	8.71	11.62
Class C (GCCSX)	(6.44)	5.95	9.79	8.33	11.39
With contingent deferred sales charge (d)	(7.38)	5.95	9.79	8.33	11.39
Class I (GACIX)	(5.50)	7.02	10.89	9.36	11.98

In the current prospectuses dated January 28, 2019, the expense ratios for Class AAA, A, C, and I Shares are 1.36%, 1.36%, 2.11%, and 1.11%, respectively. See page 11 for the expense ratios for the year ended September 30, 2019. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and the Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses associated with this class of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index and the S&P SmallCap 600 Index are unmanaged indicators which measure the performance of the small cap segment of the U.S. equity market. The Lipper Small-Cap Core Funds Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  The Fund’s fiscal year end is September 30.

(c)   Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(e)  S&P SmallCap 600 Index inception date as of December 31, 1994.

(f) Lipper Small-Cap Core Funds Average inception date as of December 31, 1991.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The Gabelli Small Cap Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2019 through September 30, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2019.

	Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,008.80	1.39%	$ 7.00
Class A	$1,000.00	$1,008.80	1.39%	$ 7.00
Class C	$1,000.00	$1,005.00	2.14%	$10.76
Class I	$1,000.00	$1,010.00	1.15%	$ 5.79
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.10	1.39%	$ 7.03
Class A	$1,000.00	$1,018.10	1.39%	$ 7.03
Class C	$1,000.00	$1,014.34	2.14%	$10.81
Class I	$1,000.00	$1,019.30	1.15%	$ 5.82
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2019:

The Gabelli Small Cap Growth Fund

Equipment and Supplies	12.2%
Food and Beverage	9.1%
Diversified Industrial	8.6%
Health Care	5.9%
Energy and Utilities	5.2%
Retail	5.1%
Business Services	4.7%
Aviation: Parts and Services	4.6%
Building and Construction	4.6%
Hotels and Gaming	4.3%
Financial Services	4.0%
Automotive: Parts and Accessories	3.2%
Specialty Chemicals	3.0%
Computer Software and Services	2.7%
Entertainment	2.5%
Aerospace	2.2%
Consumer Products	2.1%
Real Estate	2.0%
Broadcasting	1.8%
Machinery	1.7%
Electronics	1.7%

Consumer Services	1.6%
Transportation	1.5%
Automotive	1.4%
Telecommunications	1.2%
Cable	1.0%
Manufactured Housing and Recreational Vehicles	1.0%
Environmental Services	0.9%
Publishing	0.8%
Home Furnishings	0.3%
Wireless Communications	0.3%
Closed-End Funds	0.2%
Metals and Mining	0.2%
Communications Equipment	0.1%
Educational Services	0.0%*
Miscellaneous Investments	0.0%*
Agriculture	0.0%*
Other Assets and Liabilities (Net)	(1.7)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments — September 30, 2019

			Market
Shares		Cost	Value
	COMMON STOCKS* — 101.4%
	Aerospace — 2.2%
1,028,000	Aerojet Rocketdyne Holdings Inc.†	$5,467,203	$51,924,280
67,000	Various Securities	811,821	963,870

		6,279,024	52,888,150

	Agriculture — 0.0%
16,000	Various Securities	187,798	223,320

	Automotive — 1.4%
1,210,000	Navistar International Corp.†	32,003,282	34,013,100
13,000	Various Securities	521,581	910,130

		32,524,863	34,923,230

	Automotive: Parts and Accessories — 3.1%
1,180,000	Dana Inc.	10,511,396	17,039,200
200,000	Strattec Security Corp.(a)	4,016,784	3,996,000
3,508,122	Various Securities	24,980,989	55,646,977

		39,509,169	76,682,177

	Aviation: Parts and Services — 4.6%
7,075,000	BBA Aviation plc	15,217,291	27,158,341
132,400	Curtiss-Wright Corp.	2,178,812	17,128,588
854,000	Kaman Corp.	15,871,571	50,778,840
259,700	Various Securities	3,482,207	18,037,930

		36,749,881	113,103,699

	Broadcasting — 1.8%
2,927,150	Various Securities	16,794,783	43,464,881

	Building and Construction — 4.6%
468,000	Herc Holdings Inc.†	15,841,745	21,766,680
410,000	Lennar Corp., Cl. B	10,106,006	18,191,700
1,803,700	Various Securities	24,478,067	72,551,465

		50,425,818	112,509,845

	Business Services — 4.7%
500,000	Live Nation Entertainment Inc.†	4,454,869	33,170,000
895,000	The Interpublic Group of Companies Inc.	4,715,390	19,296,200
3,240,500	Trans-Lux Corp.†(a)	4,679,964	1,660,756
3,778,012	Various Securities	31,270,809	60,977,646

		45,121,032	115,104,602

	Cable — 1.0%
941,057	Various Securities	17,851,816	25,178,312

	Communications Equipment — 0.1%
264,300	Various Securities	1,908,833	1,785,371

	Computer Software and Services — 2.7%
74,000	Rockwell Automation Inc.	1,803,807	12,195,200
117,900	Tyler Technologies Inc.†	316,120	30,948,750
1,631,400	Various Securities	13,671,112	21,922,653

		15,791,039	65,066,603

			Market
Shares		Cost	Value
	Consumer Products — 2.1%
1,784,300	Various Securities	$20,401,056	$51,890,768

	Consumer Services — 1.6%
855,000	Rollins Inc.	1,380,863	29,129,850
361,750	Various Securities	1,869,894	11,056,905

		3,250,757	40,186,755

	Diversified Industrial — 8.6%
398,000	Crane Co.	9,369,728	32,090,740
1,516,400	Griffon Corp.	18,226,171	31,798,908
840,000	Katy Industries Inc.†(a)(b)	2,604	7,560
975,000	Myers Industries Inc.	13,675,708	17,208,750
375,000	Textron Inc.	2,313,053	18,360,000
3,680,946	Various Securities	61,482,958	111,210,944

		105,070,222	210,676,902

	Educational Services — 0.0%
66,000	Various Securities	339,051	860,640

	Electronics — 1.7%
257,000	Bel Fuse Inc., Cl. A(a)	5,467,652	3,523,470
545,000	CTS Corp.	5,245,019	17,636,200
614,000	Various Securities	6,024,637	19,066,324

		16,737,308	40,225,994

	Energy and Utilities — 5.2%
200,000	El Paso Electric Co.	2,654,561	13,416,000
740,000	PNM Resources Inc.	7,108,826	38,539,200
3,964,411	Various Securities	29,400,029	73,989,097

		39,163,416	125,944,297

	Entertainment — 2.5%
101,472	The Madison Square Garden Co., Cl. A†	3,913,524	26,739,901
980,658	Various Securities	11,092,837	33,424,613

		15,006,361	60,164,514

	Environmental Services — 0.9%
260,000	Republic Services Inc.	2,460,898	22,503,000
16,000	Various Securities	142,093	272,320

		2,602,991	22,775,320

	Equipment and Supplies — 12.2%
469,000	AMETEK Inc.	798,046	43,063,580
620,000	Federal Signal Corp.	3,671,528	20,298,800
260,000	Flowserve Corp.	1,838,240	12,144,600
285,000	Franklin Electric Co. Inc.	1,124,451	13,625,850
654,000	Graco Inc.	6,724,688	30,110,160
75,000	IDEX Corp.	391,583	12,291,000
731,000	Mueller Industries Inc.	19,524,027	20,965,080
247,000	Tennant Co.	4,823,743	17,462,900
850,000	The Gorman-Rupp Co.	14,113,525	29,571,500
2,954,080	Various Securities	31,039,326	98,485,509

		84,049,157	298,018,979

See accompanying notes to financial statements.

6

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value
	COMMON STOCKS* (Continued)
	Financial Services — 4.0%
740,000	KKR & Co. Inc., Cl. A	$3,198,906	$19,869,000
10,000	Waterloo Investment Holdings Ltd.†(b)	1,373	2,500
3,917,679	Various Securities	49,013,170	77,795,539

		52,213,449	97,667,039

	Food and Beverage — 9.1%
212,000	Chr. Hansen Holding A/S	8,849,385	17,993,825
2,140,000	Davide Campari-Milano SpA	5,743,398	19,336,436
968,000	Kikkoman Corp.	9,527,667	46,195,422
764,000	Maple Leaf Foods Inc.	13,395,888	17,138,604
9,885,640	Various Securities	50,404,406	121,184,564

		87,920,744	221,848,851

	Health Care — 5.9%
456,000	Cutera Inc.†	6,991,983	13,328,880
432,000	Quidel Corp.†	4,226,525	26,503,200
2,141,933	Various Securities	39,725,867	105,221,858

		50,944,375	145,053,938

	Home Furnishings — 0.3%
325,000	Various Securities	4,386,440	6,866,100

	Hotels and Gaming — 4.3%
185,000	Churchill Downs Inc.	1,906,491	22,839,175
452,000	Ryman Hospitality Properties Inc., REIT	11,256,699	36,978,120
8,994,000	Various Securities	24,158,593	46,193,339

		37,321,783	106,010,634

	Machinery — 1.7%
1,630,000	CNH Industrial NV	5,353,904	16,544,500
994,659	Various Securities	23,001,348	25,827,494

		28,355,252	42,371,994

	Manufactured Housing and Recreational Vehicles — 1.0%
89,800	Cavco Industries Inc.†	2,470,478	17,249,682
220,000	Various Securities	2,109,029	6,551,700

		4,579,507	23,801,382

	Metals and Mining — 0.2%
563,500	Various Securities	5,152,691	4,610,602

	Publishing — 0.8%
1,105,000	The E.W. Scripps Co., Cl. A	8,535,622	14,674,400
126,000	Various Securities	2,859,424	5,111,330

		11,395,046	19,785,730

	Real Estate — 2.0%
262,157	Griffin Industrial Realty Inc.(a)	4,872,521	9,948,858
94,500	Morguard Corp.	1,199,459	14,729,403
1,199,468	Various Securities	20,327,799	24,090,547

		26,399,779	48,768,808

Shares		Cost	Market Value
	Retail — 5.1%
891,223	Hertz Global Holdings Inc.†	$14,022,881	$12,334,526
631,400	Ingles Markets Inc., Cl. A	10,214,164	24,536,204
379,000	The Cheesecake Factory Inc.	10,539,726	15,796,720
1,785,224	Various Securities	21,602,559	73,149,056

		56,379,330	125,816,506

	Specialty Chemicals — 3.0%
1,870,000	Ferro Corp.†	9,443,558	22,178,200
300,000	H.B. Fuller Co.	3,956,963	13,968,000
901,702	Various Securities	15,676,421	37,092,601

		29,076,942	73,238,801

	Telecommunications — 1.2%
2,449,000	Various Securities	16,023,454	28,125,745

	Transportation — 1.5%
460,000	GATX Corp.	13,731,576	35,663,800
152,600	Various Securities	1,616,301	1,515,862

		15,347,877	37,179,662

	Wireless Communications — 0.3%
136,000	Various Securities	6,444,156	5,963,936

	TOTAL COMMON STOCKS	981,705,200	2,478,784,087

	CLOSED-END FUNDS* — 0.2%
304,477	Various Securities	4,808,644	4,654,575

	PREFERRED STOCKS* — 0.1%
	Automotive: Parts and Accessories — 0.1%
125,500	Various Securities	861,591	2,705,691

	RIGHTS* — 0.0%
	Entertainment — 0.0%
1,680,000	Media General Inc., CVR†(b)	2	2

	Health Care — 0.0%
290,000	Various Securities	256,986	165,300

	Specialty Chemicals — 0.0%
65,000	A. Schulman Inc., CVR†(b)	33,995	33,995

	TOTAL RIGHTS	290,983	199,297

	TOTAL MISCELLANEOUS INVESTMENTS — 0.0%(c)	502,233	515,100

	TOTAL INVESTMENTS — 101.7%	$988,168,651	2,486,858,750

	Other Assets and Liabilities (Net) — (1.7)%		(40,650,648)

	NET ASSETS — 100.0%		$2,446,208,102

See accompanying notes to financial statements.

7

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments (Continued) — September 30, 2019

This Summary Schedule of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets, and affiliated or Level 3 securities, if any.

*

“Various Securities” consist of issuers not identified as a top 50 holding, issues or issuers not exceeding 1% of net assets individually or in the aggregate, any issuers that are not affiliated or level 3 securities, if any as of September 30, 2019. The complete Schedule of Investments is available (i) without charge , upon request, by calling 800-GABELLI (800-422-3554); and (ii) on the SEC’s website at http://www.sec.gov.

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.
†	Non-income producing security.

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

8

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2019

Assets:
Investments, at value (cost $969,129,126)	$2,467,722,106
Investments in affiliates, at value (cost $19,039,525)	19,136,644
Foreign currency, at value (cost $129,516)	129,486
Receivable for Fund shares sold	606,898
Receivable for investments sold	447,225
Dividends and interest receivable	2,709,731
Prepaid expenses	45,952
Total Assets	2,490,798,042
Liabilities:
Line of credit payable	35,740,000
Payable to custodian	3,664,768
Payable for Fund shares redeemed	2,056,788
Payable for investment advisory fees	2,009,103
Payable for distribution fees	409,094
Payable for accounting fees	7,500
Other accrued expenses	702,687
Total Liabilities	44,589,940
Net Assets (applicable to 45,369,770 shares outstanding)	$2,446,208,102
Net Assets Consist of:
Paid-in capital	$ 562,976,026
Total distributable earnings	1,883,232,076

Net Assets	$2,446,208,102

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,243,607,771 ÷ 23,064,412 shares outstanding; 150,000,000 shares authorized)	$53.92
Class A:
Net Asset Value and redemption price per share ($170,189,463 ÷ 3,157,831 shares outstanding; 50,000,000 shares authorized)	$53.89
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$57.18
Class C:
Net Asset Value and offering price per share ($141,521,881 ÷ 3,034,844 shares outstanding; 50,000,000 shares authorized)	$46.63	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($890,888,987 ÷ 16,112,683 shares outstanding; 50,000,000 shares authorized)	$55.29

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2019

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $654,797)	$ 42,847,995
Dividends - affiliated	304,506
Interest	74,632

Total Investment Income	43,227,133

Expenses:
Investment advisory fees	29,727,429
Distribution fees - Class AAA	3,451,568
Distribution fees - Class A	443,343
Distribution fees - Class C	1,678,214
Shareholder services fees	2,622,514
Shareholder communication expenses	476,619
Interest expense	380,097
Custodian fees	345,766
Directors’ fees	140,618
Registration expenses	110,662
Legal and audit fees	61,686
Accounting fees	45,000
Miscellaneous expenses	142,155

Total Expenses	39,625,671

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(134,603)
Expenses paid indirectly by broker (See Note 6)	(24,729)

Total Reductions	(159,332)

Net Expenses	39,466,339

Net Investment Income	3,760,794

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	502,525,565
Net realized loss on investments - affiliated	(751,271)
Net realized loss on foreign currency transactions	(27,598)

Net realized gain on investments and foreign currency transactions	501,746,696

Net change in unrealized appreciation/depreciation:
on investments	(750,416,360)
on foreign currency translations	(11,527)

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(750,427,887)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(248,681,191)

Net Decrease in Net Assets Resulting from Operations	$(244,920,397)

See accompanying notes to financial statements.

9

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$ 3,760,794	$ 8,421,373
Net realized gain on investments and foreign currency transactions	501,746,696	118,161,846
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(750,427,887)	138,475,243

Net Increase/(Decrease) in Net Assets Resulting from Operations	(244,920,397)	265,058,462

Distributions to Shareholders:
Class AAA	(62,112,538)	(97,375,048)
Class A	(7,573,003)	(11,913,171)
Class C	(8,527,032)	(13,818,420)
Class I	(61,933,596)	(75,491,783)
Class T*	—	(57)

Total Distributions to Shareholders	(140,146,169)	(198,598,479)

Capital Share Transactions:
Class AAA	(296,298,972)	(201,418,340)
Class A	(18,442,606)	(24,283,403)
Class C	(50,785,008)	(18,302,979)
Class I	(564,742,691)	188,547,456
Class T*	—	(1,104)

Net Decrease in Net Assets from Capital Share Transactions	(930,269,277)	(55,458,370)

Redemption Fees	1,663	9,649

Net Increase/(Decrease) in Net Assets	(1,315,334,180)	11,011,262
Net Assets:
Beginning of year	3,761,542,282	3,750,531,020

End of year	$2,446,208,102	$3,761,542,282

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

10

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratio to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Income (Loss) (a)	Operating Expenses (d)	Portfolio Turnover Rate
Class AAA
2019	$59.61	$ 0.03	$(3.50)	$(3.47)	$(0.09)	$(2.13)	$(2.22)	$0.00	$53.92	(5.72)%	$1,243,608	0.06%	1.39%(e)	1%
2018	58.63	0.09	4.01	4.10	—	(3.12)	(3.12)	0.00	59.61	7.21	1,711,850	0.16	1.36	3
2017	50.13	0.02	10.47	10.49	—	(1.99)	(1.99)	0.00	58.63	21.56	1,882,823	0.04	1.38	4
2016	45.47	0.02	6.36	6.38	—	(1.72)	(1.72)	0.00	50.13	14.26	1,779,333	0.05	1.39(f)	4
2015	46.91	(0.05)	(0.47)	(0.52)	—	(0.92)	(0.92)	0.00	45.47	(1.25)	1,784,050	(0.10)	1.38	9
Class A
2019	$59.58	$ 0.03	$(3.50)	$(3.47)	$(0.09)	$(2.13)	$(2.22)	$0.00	$53.89	(5.73)%	$ 170,189	0.06%	1.39%(e)	1%
2018	58.60	0.09	4.01	4.10	—	(3.12)	(3.12)	0.00	59.58	7.21	208,947	0.16	1.36	3
2017	50.11	0.01	10.47	10.48	—	(1.99)	(1.99)	0.00	58.60	21.55	229,282	0.02	1.38	4
2016	45.45	0.02	6.36	6.38	—	(1.72)	(1.72)	0.00	50.11	14.26	270,163	0.05	1.39(f)	4
2015	46.89	(0.05)	(0.47)	(0.52)	—	(0.92)	(0.92)	0.00	45.45	(1.25)	276,603	(0.10)	1.38	9
Class C
2019	$52.16	$(0.32)	$(3.08)	$(3.40)	—	$(2.13)	$(2.13)	$0.00	$46.63	(6.44)%	$ 141,522	(0.69)%	2.14%(e)	1%
2018	52.05	(0.30)	3.53	3.23	—	(3.12)	(3.12)	0.00	52.16	6.41	215,939	(0.59)	2.11	3
2017	45.04	(0.34)	9.34	9.00	—	(1.99)	(1.99)	0.00	52.05	20.65	233,786	(0.71)	2.13	4
2016	41.31	(0.30)	5.75	5.45	—	(1.72)	(1.72)	0.00	45.04	13.41	227,464	(0.70)	2.14(f)	4
2015	43.01	(0.38)	(0.40)	(0.78)	—	(0.92)	(0.92)	0.00	41.31	(1.98)	220,763	(0.85)	2.13	9
Class I
2019	$61.09	$0.17	$(3.59)	$(3.42)	$(0.25)	$(2.13)	$(2.38)	$0.00	$55.29	(5.50)%	$ 890,889	0.32%	1.14%(e)	1%
2018	59.86	0.25	4.10	4.35	—	(3.12)	(3.12)	0.00	61.09	7.49	1,624,806	0.43	1.11	3
2017	51.09	0.16	10.67	10.83	(0.07)	(1.99)	(2.06)	0.00	59.86	21.84	1,404,639	0.30	1.13	4
2016	46.19	0.13	6.49	6.62	—	(1.72)	(1.72)	0.00	51.09	14.56	1,138,299	0.29	1.14(f)	4
2015	47.52	0.08	(0.49)	(0.41)	—	(0.92)	(0.92)	0.00	46.19	(1.00)	1,041,910	0.17	1.13	9

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Due to capital share activity throughout the period, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2019, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(e)

The Fund incurred interest expense during the year ended September 30, 2019. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.38% (Class AAA and Class A), 2.13% (Class C), and 1.13% (Class I). For the years ended September 30, 2018, 2017, 2016, and 2015, the effect of interest expense was minimal.

(f)

During the year ended September 30, 2016, the Fund received a reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.38% (Class AAA and Class A), 2.13% (Class C), and 1.13% (Class I).

See accompanying notes to financial statements.

11

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Small Cap Growth Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation), which was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. Gabelli Funds, LLC (the Adviser) currently characterizes small capitalization companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations

12

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$ 76,680,838	$ 1,339	—	$ 76,682,177
Aviation: Parts and Services	111,681,976	1,421,723	—	113,103,699
Business Services	113,443,846	1,660,756	—	115,104,602
Consumer Services	40,035,970	150,785	—	40,186,755
Diversified Industrial	209,643,342	1,026,000	$ 7,560	210,676,902
Equipment and Supplies	296,676,803	1,342,176	—	298,018,979
Financial Services	96,827,197	837,342	2,500	97,667,039
Publishing	19,329,230	456,500	—	19,785,730
Real Estate	48,628,945	139,863	—	48,768,808
Specialty Chemicals	73,238,071	730	—	73,238,801
Other Industries (a)	1,386,065,695	—	—	1,386,065,695
Total Common Stocks	2,472,251,913	7,037,214	10,060	2,479,299,187
Closed-End Funds	4,654,575	—	—	4,654,575
Preferred Stocks (a)	2,705,691	—	—	2,705,691
Rights (a)	165,300	—	33,997	199,297
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,479,777,479	$7,037,214	$44,057	$2,486,858,750

(a)	Please refer to the Summary Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers into or out of Level 3 during the fiscal year ended September 30, 2019.

13

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

14

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2019, the Fund held no restricted securities.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata port on of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized

15

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses, reclassification of REIT distributions, and equalization utilized. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2019, reclassifications were made to increase paid-in capital by $81,682,456 with an offsetting adjustment to total distributable earnings

The tax character of distributions paid during the fiscal years ended September 30, 2019 and 2018 was as follows:

	Year Ended September 30, 2019*	Year Ended September 30, 2018
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$10,698,763	$4,525,464
Net long term capital gains	211,098,097	194,073,015

Total distributions paid	$221,796,860	$198,598,479

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$1,859,764
Undistributed long term capital gains	407,456,770
Net unrealized appreciation on investments	1,473,915,542

Total	$1,883,232,076

At September 30, 2019, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments no longer considered passive foreign investment companies, and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,012,932,882	$1,532,341,038	$(58,415,170)	$1,473,925,868

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2019, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2019, the Adviser has reviewed all open tax years and concluded that there

16

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the fiscal year ended September 30, 2019, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $134,603.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share plans, payments are authorized to G.distributors, LLC (Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2019, other than short term securities and U.S. Government obligations, aggregated to $36,272,207 and $1,034,239,958, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2019, the Fund paid $608,725 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $37,912 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $24,729.

17

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2019, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

During the fiscal year ended September 30, 2019, the Fund engaged in sale transactions with funds that have a common investment adviser. These transactions complied with Rule 17a-7 under the Act and amounted to $856,900 in sales transactions.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2019, there was $35,740,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2019 was $12,674,518 with a weighted average interest rate of 3.64%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2019 was $58,157,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class T Shares were liquidated on September 21, 2018.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

18

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	884,200	$46,559,000	1,530,595	$89,175,188
Shares issued upon reinvestment of distributions	1,153,577	60,515,890	1,662,328	95,267,987
Shares redeemed	(7,690,327)	(403,373,862)	(6,589,735)	(385,861,515)

Net decrease	(5,652,550)	$(296,298,972)	(3,396,812)	$(201,418,340)

Class A
Shares sold	574,000	$30,547,164	495,292	$28,763,236
Shares issued upon reinvestment of distributions	134,468	7,051,472	194,678	11,151,169
Shares redeemed	(1,057,440)	(56,041,242)	(1,095,555)	(64,197,808)

Net decrease	(348,972)	$(18,442,606)	(405,585)	$(24,283,403)

Class C
Shares sold	178,656	$8,073,960	456,064	$23,361,343
Shares issued upon reinvestment of distributions	176,834	8,074,235	258,736	13,055,827
Shares redeemed	(1,460,736)	(66,933,203)	(1,066,442)	(54,720,149)

Net decrease	(1,105,246)	$(50,785,008)	(351,642)	$(18,302,979)

Class I
Shares sold	4,152,983	$223,183,312	7,765,503	$465,165,615
Shares issued upon reinvestment of distributions	1,072,371	57,564,894	1,175,566	68,888,197
Shares redeemed	(15,710,533)	(845,490,897)	(5,806,937)	(345,506,356)

Net increase/(decrease)	(10,485,179)	$(564,742,691)	3,134,132	$188,547,456

Class T *
Shares sold	—	—	—	—
Shares issued upon reinvestment of distributions	—	—	1	$57
Shares redeemed	—	—	(19)	(1,161)

Net decrease	—	—	(18)	$(1,104)

*	Class T Shares were liquidated on September 21, 2018.

19

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the fiscal year ended September 30, 2019 is set forth below:

	Beginning Shares	Shares Purchased/ Acquired		Shares Sold/ Reduced	Ending Shares	Dividends	Realized Gain/ Loss	Value at September 30, 2019	Change in Unrealized Appreciation/ (Depreciation)	Percent Owned of Shares Outstanding
Bel Fuse Inc., Cl. A	281,652	—		(24,652)	257,000	$67,596	$(526,853)	$3,523,470	$(1,535,954)	11.82%
Griffin Industrial Realty Inc.	272,600	—		(10,443)	262,157	122,670	14,775	9,948,858	(310,194)	5.17%
Internap Corp.*	1,494,237	—		(384,237)	1,110,000	—	—	—	—	—
Katy Industries Inc.	840,000	—		—	840,000	—	—	7,560	4,914	10.56%
Strattec Security Corp.	208,000	—		(8,000)	200,000	114,240	(222,222)	3,996,000	(2,980,691)	5.26%
Trans-Lux Corp.	113,500	3,137,341	**	(10,341)	3,240,500	—	(16,971)	1,660,756	(2,972,492)	24.10%
Trans-Lux Cv. Pfd., Ser. B***	14,747	—		(14,747)**	—	—	—	—	2,845,729	—

Total						$304,506	$(751,271)	$19,136,644	$(4,948,688)

*	Security is no longer considered affiliated at September 30, 2019.
**	Trans-Lux Convertible Preferred shares were converted into Trans-Lux Common shares during the period.
***	Security was not held as of September 30, 2019.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Small Cap Growth Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the summary schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 25, 2019

21

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 77	Since 1991	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013- 2018)

John D. Gabelli Director Age: 75	Since 1991	12	Senior Vice President of G.research, LLC	—
INDEPENDENT DIRECTORS[5] :

Elizabeth C. Bogan Director Age: 75	Since 2019	8	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 83	Since 1991	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 75	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 80	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 51	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthonie C. van Ekris[6] Director Age: 85	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 73	Since 2001	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc. (2000-2018); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005- 2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

22

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of several funds which are part of the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Manager.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

23

THE GABELLI SMALL CAP GROWTH FUND

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 2019, the Fund paid to shareholders ordinary income distributions (inclusive of short term capital gains) totaling $0.1083, $0.1067, $0.0175, and $0.2628 per share for each of Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $211,098,097 or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2019, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.14% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010 and 100% of the ordinary income dividend qualified for short term capital gain.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2019 which was derived from U.S. Treasury securities was 1.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 2019. There were no U.S. Government securities held as of September 30, 2019. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

        _

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●  Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●  Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Gabelli Equity Series Funds, Inc.
THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Elizabeth C. Bogan

Senior Lecturer,

Princeton University

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q319AR

The Gabelli Focus Five Fund Annual Report — September 30, 2019	Daniel M. Miller Portfolio Manager

To Our Shareholders,

For the fiscal year ended September 30, 2019, the net asset value (NAV) per Class I Share of The Gabelli Focus Five Fund decreased 6.3%, rebounding in 2019 after a 21.4% decline in the fourth calendar quarter of 2018. Other classes of shares are available. See page 2 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2019.

Performance Discussion (Unaudited)

The Focus Five Fund seeks to provide a high level of capital appreciation. Under normal circumstances, the Fund will invest in a concentrated portfolio of twenty-five to thirty-five equity securities. The Fund could potentially invest up to 50% of its net assets in five securities that represent the largest, and thus the highest conviction, positions.

As a Fund with a concentrated portfolio of holdings, stock selection is an important element of performance as the Fund is driven more by the results of the companies selected rather than the movement of the overall market.

The Fund employs an investment strategy that seeks to identify businesses trading at material discounts to estimated Private Market Value, with the potential of near-term catalysts.

Since inception, the Fund has invested about half of its assets under management in “small cap” equities. This segment of the market has underperformed the broader S&P 500 Index in recent years, attributable primarily to a shift in preferences for passive versus active management.

In late 2018, small cap stocks sold off dramatically, further exacerbating a challenging year. Dozens of value-oriented active managers shuttered their funds, and in many cases, liquidated positions.

For example, Herc Holdings’ (6.0% of net assets as of September 30, 2019) share price declined from $51 to $26 between October 1 and December 31, despite reporting a strong third quarter in November. Several hedge funds were forced sellers of the stock, compounding the negative pressure of being held in certain small cap index funds. Herc’s fundamentals remained strong, and the share price rebounded almost 100% in calendar 2019. The Fund added to its position in late 2018.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Additional investments that have performed well during the fiscal year are Option Care Health Inc. (7.0%) and Aptiv Plc (5.1%).

Option Care Health Inc., a provider of a range of infusion therapies to patients with acute and chronic conditions at home and alternate sites in the U.S., saw positive effects from its merger with Bioscrip infusion services, as the two companies have strong histories in the infusion care industry.

Investments that detracted from performance during the fiscal year included Hain Celestial Group Inc. (no longer held), Covetrus Inc. (3.1%), and Internap (2.9%).

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2019 (a)(b) (Unaudited)
	1 Year	3 Year	5 Year	Since January 1, 2012(c)		10 Year	Since Inception (12/31/02)
Class I (GWSIX)	(6.30)%	(1.10)%	(0.94)%	6.28%		6.98%	6.56%
Class AAA (GWSVX)	(6.50)	(1.33)	(1.19)	6.01		6.70	6.37
S&P MidCap 400 Index	(2.49)	9.38	8.88	12.47	(d)	12.56	11.00
Russell 2500 Index	(4.04)	9.51	8.57	12.20	(d)	12.22	10.84
Russell 1000 Index	3.87	13.19	10.62	14.06		13.23	9.97
MSCI AC World Ex-U.S. Index	(0.72)	6.85	3.39	6.36		4.93	8.01
Blended Index	(1.32)	9.74	7.74	11.14		10.59	9.91
Class A (GWSAX)	(6.51)	(1.34)	(1.19)	6.01		6.71	6.39
With sales charge (e)	(11.88)	(3.27)	(2.36)	5.20		6.08	6.00
Class C (GWSCX)	(7.18)	(2.07)	(1.92)	5.22		5.91	5.61
With contingent deferred sales charge (f)	(8.11)	(2.07)	(1.92)	5.22		5.91	5.61

In the current prospectuses dated January 28, 2019, the expense ratios for Class AAA, A, C, and I Shares are 1.53%, 1.53%, 2.28%, and 1.28%, respectively. See page 9 for the expense ratios for the fiscal year ended September 30, 2019. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. The S&P MidCap 400 Index is an index comprised of U.S. stocks in the middle capitalization range, which is generally considered to be between $200 million and $5 billion in market value. The Russell 2500 Index is a market capitalization weighted index of 2,500 U.S. traded stocks of small and mid capitalization stocks. The Russell 1000 Index is a market capitalization weighted index of 1,000 U.S. traded large capitalization stocks. The Morgan Stanley Capital International All Country World Index excluding the U.S. (MSCI ACWI Ex-U.S.) is a market capitalization weighted index of small, mid, and large capitalization stocks across developed and emerging markets, excluding U.S. stocks. The Blended Index consists of 50% Russell 2500 Index, 25% Russell 1000 Index, and 25% MSCI ACWI Ex-U.S. Index. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  The Fund’s fiscal year ends September 30.

(c)   On January 1, 2012, the Fund began operating under its current name.

(d)  S&P MidCap 400 Index performance and Russell 2500 Index performance are as of December 31, 2011.

(e)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(f) Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI FOCUS FIVE FUND (CLASS AAA SHARES), THE BLENDED INDEX, AND THE RUSSELL 2500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The Gabelli Focus Five Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2019 through September 30, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2019.

	Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Focus Five Fund
Actual Fund Return
Class AAA	$1,000.00	$1,059.80	1.57%	$ 8.11
Class A	$1,000.00	$1,059.20	1.56%	$ 8.05
Class C	$1,000.00	$1,056.10	2.31%	$11.91
Class I	$1,000.00	$1,061.20	1.30%	$ 6.72
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.20	1.57%	$ 7.94
Class A	$1,000.00	$1,017.25	1.56%	$ 7.89
Class C	$1,000.00	$1,013.49	2.31%	$11.66
Class I	$1,000.00	$1,018.55	1.30%	$ 6.58
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2019:

The Gabelli Focus Five Fund

U.S. Government Obligations	14.3%
Health Care	10.1%
Food and Beverage	8.5%
Building and Construction	8.1%
Cable and Satellite	7.0%
Computer Software and Services	6.9%
Financial Services	6.5%
Diversified Industrial	5.5%
Hotels and Gaming	5.5%
Automotive: Parts and Accessories	5.1%
Retail	4.2%

Business Services	3.9%
Equipment and Supplies	3.8%
Entertainment	3.3%
Consumer Services	2.8%
Electronics	2.4%
Telecommunications	1.5%
Energy and Utilities	0.8%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Focus Five Fund

Schedule of Investments — September 30, 2019

			Market
Shares		Cost	Value
	COMMON STOCKS — 85.9%
	Automotive: Parts and Accessories — 5.1%
29,500	Aptiv plc	$1,817,786	$2,578,890

	Building and Construction — 8.1%
65,000	Herc Holdings Inc.†	2,116,838	3,023,150
61,418	PGT Innovations Inc.†	913,026	1,060,689

		3,029,864	4,083,839

	Business Services — 3.9%
50,000	Macquarie Infrastructure Corp.	1,965,162	1,973,500

	Cable and Satellite — 7.0%
20,000	EchoStar Corp., Cl. A†	597,886	792,400
69,005	Liberty Media Corp.- Liberty Formula One, Cl. A†	2,028,841	2,731,908

		2,626,727	3,524,308

	Computer Software and Services — 6.9%
1,675	Alphabet Inc., Cl. C†	993,604	2,041,825
570,000	Internap Corp.†	3,057,203	1,470,600

		4,050,807	3,512,425

	Consumer Services — 2.8%
15,000	GCI Liberty Inc., Cl. A†	641,986	931,050
175,000	Groupon Inc.†	504,880	465,500

		1,146,866	1,396,550

	Diversified Industrial — 5.5%
30,000	Colfax Corp.†	744,978	871,800
12,400	EnPro Industries Inc.	745,843	851,260
55,000	GCP Applied Technologies Inc.†	1,139,955	1,058,750

		2,630,776	2,781,810

	Electronics — 2.4%
85,000	Resideo Technologies Inc.†	1,396,015	1,219,750

	Energy and Utilities — 0.8%
40,000	California Resources Corp.†	396,559	408,000

	Entertainment — 3.3%
265,300	Sirius XM Holdings Inc.	819,816	1,659,451

	Equipment and Supplies — 3.8%
25,500	CIRCOR International Inc.†	549,084	957,525
87,500	Mueller Water Products Inc., Cl. A	916,562	983,500

		1,465,646	1,941,025

	Financial Services — 6.5%
25,000	Apollo Global Management Inc.	780,048	945,500

			Market
Shares		Cost	Value
50,000	New York Community Bancorp Inc.	$519,054	$627,500
6,500	PayPal Holdings Inc.†	673,618	673,335
30,000	Synchrony Financial	801,837	1,022,700

		2,774,557	3,269,035

	Food and Beverage — 8.5%
50,000	Maple Leaf Foods Inc.	785,921	1,121,636
20,000	Mondelēz International Inc., Cl. A	819,250	1,106,400
19,500	Post Holdings Inc.†	649,223	2,063,880

		2,254,394	4,291,916

	Health Care — 10.1%
130,000	Covetrus Inc.†	3,289,969	1,545,700
1,111,353	Option Care Health Inc.†	1,614,315	3,556,330

		4,904,284	5,102,030

	Hotels and Gaming — 5.5%
100,000	MGM Resorts International	1,821,967	2,772,000

	Retail — 4.2%
52,600	Newell Brands Inc.	777,497	984,672
42,500	PetIQ Inc.†	1,102,593	1,158,550

		1,880,090	2,143,222

	Telecommunications — 1.5%
129,700	Gogo Inc.†	431,134	782,091

	TOTAL COMMON STOCKS	35,412,450	43,439,842

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 14.3%
$7,246,000	U.S. Treasury Bills, 1.762% to 2.073%††, 10/24/19 to 12/26/19	7,223,880	7,225,419

	TOTAL INVESTMENTS — 100.2%	$42,636,330	50,665,261

	Other Assets and Liabilities (Net) — (0.2)%		(101,258)

	NET ASSETS — 100.0%		$50,564,003

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

See accompanying notes to financial statements.

6

The Gabelli Focus Five Fund

Statement of Assets and Liabilities

September 30, 2019

Assets:
Investments, at value (cost $42,636,330)	$50,665,261
Foreign currency, at value (cost $4,653)	4,651
Cash	2,240
Receivable for investments sold	59,367
Receivable for Fund shares sold	211
Dividends receivable	5,690
Prepaid expenses	22,468

Total Assets	50,759,888

Liabilities:
Payable for investments purchased	59,464
Payable for Fund shares redeemed	21,388
Payable for investment advisory fees	42,026
Payable for distribution fees	15,811
Payable for accounting fees	7,500
Payable for legal and audit fees	22,800
Payable for shareholder communications expenses	13,777
Other accrued expenses	13,119

Total Liabilities	195,885

Net Assets
(applicable to 4,040,973 shares outstanding)	$50,564,003

Net Assets Consist of:
Paid-in capital	$48,623,721
Total distributable earnings	1,940,282

Net Assets	$50,564,003

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($12,189,208 ÷ 942,872 shares outstanding; 100,000,000 shares authorized)	$12.93
Class A:
Net Asset Value and redemption price per share ($9,013,248 ÷ 690,058 shares outstanding; 50,000,000 shares authorized)	$13.06
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$13.86
Class C:
Net Asset Value and offering price per share ($13,807,021 ÷ 1,243,968 shares outstanding; 50,000,000 shares authorized)	$11.10	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($15,554,526 ÷ 1,164,075 shares outstanding; 50,000,000 shares authorized)	$13.36

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $4,513)	$571,655
Interest	86,569

Total Investment Income	658,224

Expenses:
Investment advisory fees	622,487
Distribution fees - Class AAA	33,010
Distribution fees - Class A	27,568
Distribution fees - Class C	166,848
Registration expenses	64,544
Accounting fees	45,000
Shareholder services fees	43,478
Legal and audit fees	34,382
Shareholder communications expenses	28,552
Custodian fees	11,404
Directors’ fees	2,969
Interest expense	281
Miscellaneous expenses	15,050

Total Expenses	1,095,573

Less:
Expenses paid indirectly by broker (See Note 6)	(1,303)

Net Expenses	1,094,270

Net Investment Loss	(436,046)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(3,628,663)
Net realized loss on foreign currency transactions	(235)

Net realized loss on investments and foreign currency transactions	(3,628,898)

Net change in unrealized appreciation/depreciation:
on investments	(4,210,584)
on foreign currency translations	14

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,210,570)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(7,839,468)

Net Decrease in Net Assets Resulting from Operations	$(8,275,514)

See accompanying notes to financial statements.

7

The Gabelli Focus Five Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment loss	$(436,046)	$(912,721)
Net realized gain/(loss) on investments, redemption in-kind, and foreign currency transactions	(3,628,898)	7,190,442
Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(4,210,570)	(13,632,137)

Net Decrease in Net Assets Resulting from Operations	(8,275,514)	(7,354,416)

Distributions to Shareholders:
Class AAA	(11,940)	(108,381)
Class A	(10,608)	(140,046)
Class C	(20,011)	(202,789)
Class I	(22,594)	(333,454)
Class T*	—	(5)

Total Distributions to Shareholders	(65,153)	(784,675)

Capital Share Transactions:
Class AAA	(3,143,551)	(4,746,985)
Class A	(4,783,404)	(12,711,472)
Class C	(8,686,557)	(9,997,783)
Class I	(16,188,041)	(32,916,453)
Class T*	—	(1,005)

Net Decrease in Net Assets from Capital Share Transactions	(32,801,553)	(60,373,698)

Redemption Fees	—	343

Net Decrease in Net Assets	(41,142,220)	(68,512,446)
Net Assets:
Beginning of year	91,706,223	160,218,669

End of year	$50,564,003	$91,706,223

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

8

The Gabelli Focus Five Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions					Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Loss (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Loss (a)	Operating Expenses(d)	Portfolio Turnover Rate
Class AAA
2019	$13.84	$(0.07)	$(0.83)	$(0.90)	$(0.01)	$(0.01)	—	$12.93	(6.50)%	$12,189	(0.56)%	1.64%(e)	67%
2018	14.61	(0.09)	(0.61)	(0.70)	(0.07)	(0.07)	$0.00	13.84	(4.78)	16,630	(0.63)	1.53	105
2017	13.70	(0.15)	1.21	1.06	(0.15)	(0.15)	0.00	14.61	7.88	22,542	(1.08)	1.43(e)	77
2016	12.00	(0.14)	1.84	1.70	—	—	0.00	13.70	14.17	33,695	(1.11)	1.42(e)	60
2015	15.22	(0.12)	(1.81)	(1.93)	(1.29)	(1.29)	0.00	12.00	(14.11)	38,960	(0.83)	1.37(e)	73
Class A
2019	$13.98	$(0.07)	$(0.84)	$(0.91)	$(0.01)	$(0.01)	—	$13.06	(6.51)%	$9,013	(0.57)%	1.64%(e)	67%
2018	14.76	(0.09)	(0.62)	(0.71)	(0.07)	(0.07)	$0.00	13.98	(4.80)	15,137	(0.65)	1.53	105
2017	13.84	(0.15)	1.22	1.07	(0.15)	(0.15)	0.00	14.76	7.87	29,391	(1.08)	1.43(e)	77
2016	12.12	(0.14)	1.86	1.72	—	—	0.00	13.84	14.19	43,775	(1.10)	1.42(e)	60
2015	15.36	(0.12)	(1.83)	(1.95)	(1.29)	(1.29)	0.00	12.12	(14.11)	57,987	(0.83)	1.37(e)	73
Class C
2019	$11.97	$(0.14)	$(0.72)	$(0.86)	$(0.01)	$(0.01)	—	$11.10	(7.18)%	$13,807	(1.33)%	2.39%(e)	67%
2018	12.74	(0.17)	(0.53)	(0.70)	(0.07)	(0.07)	$0.00	11.97	(5.48)	24,992	(1.38)	2.28	105
2017	12.06	(0.22)	1.05	0.83	(0.15)	(0.15)	0.00	12.74	7.04	37,147	(1.83)	2.18(e)	77
2016	10.64	(0.21)	1.63	1.42	—	—	0.00	12.06	13.35	57,796	(1.85)	2.17(e)	60
2015	13.73	(0.20)	(1.60)	(1.80)	(1.29)	(1.29)	0.00	10.64	(14.74)	70,274	(1.58)	2.12(e)	73
Class I
2019	$14.27	$(0.05)	$(0.85)	$(0.90)	$(0.01)	$(0.01)	—	$13.36	(6.30)%	$15,555	(0.36)%	1.39%(e)	67%
2018	15.02	(0.06)	(0.62)	(0.68)	(0.07)	(0.07)	$0.00	14.27	(4.50)	34,947	(0.39)	1.28	105
2017	14.05	(0.11)	1.23	1.12	(0.15)	(0.15)	0.00	15.02	8.11	71,138	(0.83)	1.18(e)	77
2016	12.27	(0.11)	1.89	1.78	—	—	0.00	14.05	14.51	103,490	(0.85)	1.17(e)	60
2015	15.50	(0.09)	(1.85)	(1.94)	(1.29)	(1.29)	0.00	12.27	(13.90)	174,754	(0.58)	1.12(e)	73

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Due to capital share activity, net investment loss per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	The Fund incurred interest expense during the fiscal years ended September 30, 2019, 2018, 2017, 2016, and 2015, and the effect of interest expense was minimal.
(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. If such credits had not been incurred, the ratio of operating expenses to average net assets would have been 1.64% (Class AAA and Class A), 2.39% (Class C), and 1.40% (Class I) for the fiscal year ended September 30, 2019. For the fiscal years ended September 30, 2017, 2016, and 2015, there was no impact to the expense ratios.

See accompanying notes to financial statements.

9

The Gabelli Focus Five Fund

Notes to Financial Statements

1. Organization. The Gabelli Focus Five Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation), which was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

10

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At September 30, 2019, the Fund did not hold any Level 3 securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 9/30/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$43,439,842	—	$43,439,842
U.S. Government Obligations	—	$7,225,419	7,225,419
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$43,439,842	$7,225,419	$50,665,261

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available,

11

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported, separately as Deposit at brokers, in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at September 30, 2019, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would

12

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2019, the Fund held no option positions.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

13

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to current year write-off of net operating loss. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2019, reclassifications were made to decrease paid-in capital by $904,355 with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the fiscal years ended September 30, 2019 and 2018 was as follows:

	Year Ended September 30, 2019	Year Ended September 30, 2018
Distributions paid from:
Net long term capital gains	$65,153	$784,675
Total distributions paid	$65,153	$784,675

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(4,530,202)
Net unrealized appreciation on investments	7,847,871
Qualified late year loss deferral*	(1,377,387)

Total	$1,940,282

*

Under the current law, qualified late year ordinary losses realized after December 31 or post October capital losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the fiscal year ended September 30, 2019, the Fund elected to defer $256,454 of late year ordinary losses and $1,120,933 of post October capital losses.

14

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $4,530,202.

At September 30, 2019, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$42,817,380	$11,760,115	$(3,912,234)	$7,847,881

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended September 30, 2019, the Fund did not incur excise tax. As of September 30, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2019, other than short term securities and U.S. Government obligations, aggregated to $39,515,781 and $78,044,198, respectively.

15

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2019, the Fund paid $1,219 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $3,776 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,303.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2019, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the fiscal year ended September 30, 2019, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

16

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	36,551	$450,109	33,479	$471,631
Shares issued upon reinvestment of distributions	1,846	22,967	7,545	104,193
Shares redeemed	(297,070)	(3,616,627)	(382,512)	(5,322,809)

Net decrease	(258,673)	$(3,143,551)	(341,488)	$(4,746,985)

Class A
Shares sold	75,374	$959,065	177,619	$2,527,290
Shares issued upon reinvestment of distributions	789	10,014	9,556	133,310
Shares redeemed	(468,679)	(5,752,483)	(1,096,053)	(15,372,072)

Net decrease	(392,516)	$(4,783,404)	(908,878)	$(12,711,472)

Class C
Shares sold	45,255	$476,557	137,743	$1,693,578
Shares issued upon reinvestment of distributions	1,718	18,647	15,559	187,019
Shares redeemed	(890,312)	(9,181,761)	(980,921)	(11,878,380)

Net decrease	(843,339)	$(8,686,557)	(827,619)	$(9,997,783)

Class I
Shares sold	222,615	$2,821,913	418,637	$6,054,038
Shares issued upon reinvestment of distributions	1,617	20,936	21,972	312,000
Shares redeemed	(1,509,657)	(19,030,890)	(1,608,707)	(23,099,547)
Shares redeemed in-kind	—	—	(1,118,379)	(16,182,944)

Net decrease	(1,285,425)	$(16,188,041)	(2,286,477)	$(32,916,453)

Class T *
Shares issued upon reinvestment of distributions	—	—	—	$5
Shares redeemed	—	—	(71)	(1,010)

Net decrease	—	—	(71)	$(1,005)

*	Class T Shares were liquidated on September 21, 2018.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The Gabelli Focus Five Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Focus Five Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Focus Five Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 25, 2019

18

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focus Five Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 77	Since 1991	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John Gabelli Director Age: 75	Since 1991	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

Elizabeth C. Bogan Director Age: 75	Since 2019	8	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 83	Since 1991	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 75	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 80	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 51	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthonie C. van Ekris[6] Director Age: 85	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza[7] Director Age: 73	Since 2001	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc. (2000-2018); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

19

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

20

THE GABELLI FOCUS FIVE FUND

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2019, the Fund paid to shareholders long term capital gains totaling $65,153, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Portfolio Manager Biography

Daniel M. Miller has been the portfolio manager of the Gabelli Focus Five Fund since inception of the Fund. He currently serves as a portfolio manager of Gabelli Funds, LLC and is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●  Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●  Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

Gabelli Equity Series Funds, Inc.
THE GABELLI FOCUS FIVE FUND

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.,

Executive Chairman,

Associated Capital Group, Inc.

Elizabeth C. Bogan

Senior Lecturer,

Princeton University

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focus Five Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q319AR

The Gabelli Global Financial Services Fund Annual Report — September 30, 2019

Ian Lapey Portfolio Manager

To Our Shareholders,

For the fiscal year ended September 30, 2019, the since inception performance for the net asset value (NAV) per Class AAA Share of The Gabelli Global Financial Services Fund decreased 8.8% compared with a decrease of 0.2% for the Morgan Stanley Capital International (MSCI) World Financials Index and an increase of 4.3% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 2 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2019.

Performance Discussion (Unaudited)

The Fund launched on October 1, 2018. The goal of the Fund is to generate long term capital appreciation, and under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the securities of companies principally engaged in the financial services sector. The Fund considers a company to be engaged in financial services if it devotes a significant portion of its assets to, or derives a significant portion of its revenues from, providing financial services.

The start of the fiscal year saw widening valuations with the vast majority of the companies in the Fund experiencing a growing discount between their public market prices and their private market values. European banks saw weakness driven by macro concerns about Italian government bond spreads, Brexit, and an overall economic slowdown in the region despite healthy bank fundamentals.

While the overall stock market rebounded in the first calendar quarter, the common stocks of most companies engaged in financial services generally continued to underperform and remain extremely attractively priced. Slowing global economic growth led to declining government bond yields and flattening yield curves. Concerns about a potential recession in the U.S. and parts of Europe contributed to the weak stock performance of bank stocks.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com

The second and third calendar quarters saw continued underperformance relative to the overall stock market. The primary driver of the negative performance has been the decline in interest rates. The 10 year U.S. Treasury yield has declined from 3.1% to 1.7%. While lower interest rates usually do result in lower net interest margins and earnings, there are several positive attributes including: lower funding costs, improved economic activity in interest rate sensitive industries, and an increase in company stock buybacks.

Among the better performing stocks was Daimler AG (2.6% of net assets as of September 30, 2019), a company engaged in the development, production, and distribution of vehicles in Germany, which improved operating performance and cash flow generation; Jefferies Financial Group (4.3%), a diversified holding company focused on return on investment and long term value, performed well following a successful spin off of Spectrum Brands (0.3%); and Ally Financial Inc. (6.1%), a digital financial services company that benefited from the consumer trend towards low fee investment products.

Our weaker performing stocks during the year included Commerzbank (3.7%), a bank for private and corporate customers, which suffered from lower interest rates and fierce competition; Bank of New York Mellon (4.2%), a global investments company which cited declining interest rates and lower than expected growth in dividends as major headwinds; and Societe Generale (2.9%), a French financial services company, which struggled to remain profitable as it implemented a major restructuring plan on the back of poor performance in its trading units.

We appreciate your confidence and trust.

Comparative Results

Total Returns through September 30, 2019 (a)(b) (Unaudited)
Since Inception (10/1/18)
Class AAA (GAFSX)	(8.76)%
MSCI World Financials Index	(0.24)
S&P 500 Index	4.25
Class A (GGFSX)	(8.71)
With sales charge (c)	(13.96)
Class C (GCFSX)	(9.39)
With contingent deferred sales charge (d)	(10.29)
Class I (GFSIX)	(8.51)

In the current prospectuses dated January 28, 2019, the gross expense ratios for Class AAA, A, C, and I Shares are 2.38%, 2.38%, 3.13%, and 2.13%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.25%, 1.25%, 2.00%, and 1.00%, respectively. See page 9 for the expense ratios for the fiscal year ended September 30, 2019. The contractual reimbursements are in effect through January 31, 2020. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The MSCI World Financials Index captures large and mid cap securities in the Financials sector across 23 Developed Markets countries. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. You cannot invest directly in an index.

(b)  The Fund’s fiscal year ends September 30.

(c)   Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL FINANCIAL SERVICES FUND (CLASS AAA SHARES),

S&P 500 INDEX, AND MSCI WORLD FINANCIALS INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The Gabelli Global Financial Services Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2019 through September 30, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2019.

	Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Financial Services Fund
Actual Fund Return
Class AAA	$1,000.00	$1,003.30	1.25%	$ 6.28
Class A	$1,000.00	$1,003.30	1.25%	$ 6.28
Class C	$1,000.00	$1,000.00	2.00%	$10.03
Class I	$1,000.00	$1,004.40	1.00%	$ 5.02
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.80	1.25%	$ 6.33
Class A	$1,000.00	$1,018.80	1.25%	$ 6.33
Class C	$1,000.00	$1,015.04	2.00%	$10.10
Class I	$1,000.00	$1,020.05	1.00%	$ 5.06
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2019:

The Gabelli Global Financial Services Fund

Banks	22.0%
Diversified Banks	19.1%
Investment Management	12.4%
Consumer Finance	9.2%
Homebuilders	6.9%
Life Insurance	6.6%
Institutional Brokerage	6.6%
Automobiles	6.3%
Institutional Trust, Fiduciary, and Custody	4.2%

Real Estate Owners and Developers	3.3%
Investment Companies	1.5%
U.S. Government Obligations	1.3%
Consumer Products	0.3%
Other Assets and Liabilities (Net)	0.3%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Global Financial Services Fund

Schedule of Investments — September 30, 2019

			Market
Shares		Cost	Value
	COMMON STOCKS — 98.4%
	Automobiles — 6.3%
6,800	Daimler AG	$402,112	$338,121
3,700	Toyota Motor Corp., ADR	444,133	497,613

		846,245	835,734

	Banks — 22.0%
84,000	Commerzbank AG	739,317	487,262
11,000	Credit Suisse Group AG, ADR	127,910	134,310
86,300	Dah Sing Financial Holdings Ltd.	500,317	319,316
21,000	Japan Post Bank Co. Ltd.	244,399	203,349
28,700	Mediobanca Banca di Credito Finanziario SpA	262,846	313,442
1,570	Shinhan Financial Group Co. Ltd.	58,501	54,864
8,300	Shinhan Financial Group Co. Ltd., ADR	320,067	290,417
26,000	Shinsei Bank Ltd.	383,846	378,488
7,300	State Street Corp.	385,497	432,087
24,700	UniCredit SpA	325,688	291,295

		3,348,388	2,904,830

	Consumer Finance — 9.2%
24,400	Ally Financial Inc.	621,977	809,104
4,500	Capital One Financial Corp.	373,611	409,410

		995,588	1,218,514

	Consumer Products — 0.3%
760	Spectrum Brands Holdings Inc.	37,977	40,043

	Diversified Banks — 19.1%
195,000	Barclays plc	422,544	360,600
8,700	Citigroup Inc.	542,849	600,996
31,000	Credit Agricole SA	407,497	376,405
123,000	Royal Bank of Scotland Group plc	379,566	313,961
14,010	Societe Generale SA	514,646	383,894
58,000	Standard Chartered plc	446,964	487,927

		2,714,066	2,523,783

	Homebuilders — 6.9%
3,100	Cavco Industries Inc.†	447,625	595,479
19,400	Legacy Housing Corp.†	224,389	314,280

		672,014	909,759

	Institutional Brokerage — 6.6%
69,600	Daiwa Securities Group Inc.	395,040	309,877
30,810	Jefferies Financial Group Inc.	636,564	566,904

		1,031,604	876,781

			Market
Shares		Cost	Value
	Institutional Trust, Fiduciary, and Custody — 4.2%
12,400	The Bank of New York Mellon Corp.	$616,815	$560,604

	Investment Companies — 1.5%
174,881	Atlas Mara Ltd.†	350,651	199,364

	Investment Management — 12.4%
4,500	Diamond Hill Investment Group Inc.	708,341	621,585
17,200	Franklin Resources Inc.	516,931	496,392
16,900	Janus Henderson Group plc	348,253	379,574
5,000	Westwood Holdings Group Inc.	227,447	138,350

		1,800,972	1,635,901

	Life Insurance — 6.6%
106,040	Aegon NV	581,372	441,164
12,302	NN Group NV	526,080	436,316

		1,107,452	877,480

	Real Estate Owners and Developers — 3.3%
90,000	Hang Lung Group Ltd.	232,917	224,147
46,200	Henderson Land Development Co. Ltd.	206,680	215,152

		439,597	439,299

	TOTAL COMMON STOCKS	13,961,369	13,022,092

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 1.3%
$ 170,000	U.S. Treasury Bill, 2.056%††, 10/24/19	169,778	169,806

	TOTAL INVESTMENTS — 99.7%	$14,131,147	13,191,898

	Other Assets and Liabilities (Net) — 0.3%		45,912

	NET ASSETS — 100.0%		$13,237,810

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

6

The Gabelli Global Financial Services Fund

Statement of Assets and Liabilities

September 30, 2019

Assets:
Investments, at value (cost $14,131,147)	$13,191,898
Receivable for investments sold	38,012
Receivable from Adviser	24,376
Dividends receivable	37,735
Prepaid expenses	36,728

Total Assets	13,328,749

Liabilities:
Foreign currency, at value (cost $13)	13
Payable to custodian	7,055
Payable for investments purchased	22,284
Payable for investment advisory fees	21,301
Payable for distribution fees	30
Payable for legal and audit fees	22,800
Payable for shareholder communications expenses	10,792
Other accrued expenses	6,664

Total Liabilities	90,939

Net Assets
(applicable to 1,452,810 shares outstanding)	$13,237,810

Net Assets Consist of:
Paid-in capital	$14,026,704
Total accumulated loss	(788,894)

Net Assets	$13,237,810

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($134,332 ÷ 14,772 shares outstanding; 120,000,000 shares authorized)	$9.09
Class A:
Net Asset Value and redemption price per share ($9,966 ÷ 1,095 shares outstanding; 60,000,000 shares authorized)	$9.10
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$9.66
Class C:
Net Asset Value and offering price per share ($906 ÷ 100.13 shares outstanding; 20,000,000 shares authorized)	$9.05	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($13,092,606 ÷ 1,436,843 shares outstanding; 150,000,000 shares authorized)	$9.11

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $35,080)	$423,790
Non-cash dividends	37,888
Interest	11,465

Total Investment Income	473,143

Expenses:
Investment advisory fees	116,822
Distribution fees - Class AAA	278
Distribution fees - Class A	16
Distribution fees - Class C	9
Legal and audit fees	34,002
Shareholder communication expenses	32,378
Shareholder services fees	17,745
Custodian fees	16,627
Registration expenses	14,919
Directors’ fees	527
Miscellaneous expenses	8,954

Total Expenses	242,277

Less:
Expense reimbursements (See Note 3)	(124,154)
Expenses paid indirectly by broker (See Note 6)	(998)

Total Reductions	(125,152)

Net Expenses	117,125

Net Investment Income	356,018

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(161,201)
Net realized gain on foreign currency transactions	645

Net realized loss on investments and foreign currency transactions	(160,556)

Net change in unrealized appreciation/depreciation:
on investments	(939,249)
on foreign currency translations	(228)

Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(939,477)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(1,100,033)

Net Decrease in Net Assets Resulting from Operations	$(744,015)

See accompanying notes to financial statements.

7

The Gabelli Global Financial Services Fund

Statement of Changes in Net Assets

Year Ended
September 30, 2019(a)
Operations:
Net investment income	$356,018
Net realized loss on investments and foreign currency transactions	(160,556)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(939,477)

Net Decrease in Net Assets Resulting from Operations	(744,015)

Distributions to Shareholders:
Class AAA	(310)
Class A	(3)
Class C	(1)
Class I	(44,565)

Total Distributions to Shareholders	(44,879)

Capital Share Transactions:
Class AAA	139,202
Class A	10,263
Class C	1,001
Class I	13,876,238

Net Increase in Net Assets from Capital Share Transactions	14,026,704

Net Increase in Net Assets	13,237,810
Net Assets:
Beginning of period	—

End of year	$13,237,810

(a)	The Fund commenced investment operations on October 1, 2018.

See accompanying notes to financial statements.

8

The Gabelli Global Financial Services Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the year:

		Income from Investment Operations			Distributions				Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year(a)	Net Investment Income(b)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(c)	Portfolio Turnover Rate
Class AAA
2019	$10.00	$0.27	$(1.15)	$(0.88)	$(0.03)	$(0.03)	$9.09	(8.76)%	$134	3.01%	2.32%	1.25%	14%
Class A
2019	$10.00	$0.35	$(1.22)	$(0.87)	$(0.03)	$(0.03)	$9.10	(8.71)%	$10	3.77%	2.32%	1.25%	14%
Class C
2019	$10.00	$0.17	$(1.11)	$(0.94)	$(0.01)	$(0.01)	$9.05	(9.39)%	$1	1.85%	3.08%	2.00%	14%
Class I
2019	$10.00	$0.28	$(1.13)	$(0.85)	$(0.04)	$(0.04)	$9.11	(8.51)%	$13,093	3.05%	2.07%	1.00%	14%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	The Fund commenced investment operations on October 1, 2018.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $124,154 during the fiscal year ended September 30, 2019.

See accompanying notes to financial statements.

9

The Gabelli Global Financial Services Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Financial Services Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide capital appreciation. The Fund commenced investment operations on October 1, 2018.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

10

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At September 30, 2019, the Fund did not hold any Level 3 securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 9/30/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$13,022,092	—	$13,022,092
U.S. Government Obligations	—	$169,806	169,806
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$13,022,092	$169,806	$13,191,898

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available,

11

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2019, the Fund held no restricted securities.

12

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata port on of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1%.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the fiscal year ended September 30, 2019 was as follows:

Year Ended September 30, 2019
Distributions paid from:
Ordinary income	$44,879
Total distributions paid	$44,879

Provision for Income Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the

13

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments	$(941,090)
Undistributed ordinary income	311,784
Accumulated capital loss carryforwards	(159,588)

Total	$(788,894)

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $159,588.

At September 30, 2019, the temporary difference between book basis and tax basis net unrealized depreciation on investments was due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized depreciation at September 30, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$14,132,760	$796,989	$(1,737,851)	$(940,862)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2019, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2019, the Adviser has reviewed the current tax period and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state returns for the current fiscal year remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively. This arrangement is in effect through January 31, 2020. For the fiscal year ended September 30, 2019, the Adviser reimbursed the Fund in the amount of $124,154. In addition, the Fund has also agreed, during the

14

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayments, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing expense limitations of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares. At September 30, 2019, the cumulative amount which the Fund may repay the Adviser with an expiration date of September 30, 2021, subject to the terms above, is $124,154.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2019, other than short term securities and U.S. Government obligations, aggregated $15,606,472 and $1,484,274, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2019, the Fund paid $4,683 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the fiscal year ended September 30, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $998.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the fiscal year ended September 30, 2019.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the fiscal year ended September 30, 2019, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are

15

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal year ended September 30, 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2019(a)
	Shares	Amount
Class AAA
Shares sold	19,438	$181,324
Shares issued upon reinvestment of distributions	37	310
Shares redeemed	(4,703)	(42,432)

Net increase	14,772	$139,202

Class A
Shares sold	1,095	$10,260
Shares issued upon reinvestment of distributions	0*	3

Net increase	1,095	$10,263

Class C
Shares sold	100	$1,000
Shares issued upon reinvestment of distributions	0*	1

Net increase	100	$1,001

Class I
Shares sold	1,431,995	$13,836,051
Shares issued upon reinvestment of distributions	5,363	44,565
Shares redeemed	(515)	(4,378)

Net increase	1,436,843	$13,876,238

(a)	The Fund commenced investment operations on October 1, 2018.
*	Represents fewer than 0.50 shares.

9. Significant Shareholder. As of September 30, 2019, approximately 94.8% of the Fund was beneficially owned by the Adviser and its affiliates.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

16

The Gabelli Global Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Financial Services Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Financial Services Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2019, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 25, 2019

17

The Gabelli Global Financial Services Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Financial Services Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 77	Since 1991	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 75	Since 1991	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director Age: 75	Since 2019	8	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 83	Since 1991	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 75	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 80	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 51	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthonie C. van Ekris[6] Director Age: 85	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza[7] Director Age: 73	Since 2001	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc. (2000-2018); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

18

The Gabelli Global Financial Services Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

19

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2019, the Fund paid to shareholders, ordinary income distributions totaling $0.0311, $0.0263, $0.0104, and $0.0355 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the fiscal year ended September 30, 2019, 31.39% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 2.17% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2019 which was derived from U.S. Treasury securities was 2.13%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Global Financial Services Fund did not meet this strict requirement in 2019. The percentage of U.S. Government securities held as of September 30, 2019 was 1.28%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Ian Lapey joined Gabelli in October 2018, as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Elizabeth C. Bogan

Senior Lecturer,

Princeton University

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Financial Services Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB3630Q319AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $93,500 in 2018 and $109,000 in 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2018 and $0 in 2019.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,400 in 2018 and $15,200 in 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,859 in 2018 and $4,615 in 2019. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $14,259 in 2018 and $19,815 in 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 101.4%
	Aerospace — 2.2%
1,028,000	Aerojet Rocketdyne Holdings Inc.†	$5,467,203	$51,924,280
17,000	Allied Motion Technologies Inc.	602,528	600,270
40,000	Innovative Solutions & Support Inc.†	130,088	188,000
10,000	Park Aerospace Corp.	79,205	175,600

		6,279,024	52,888,150

	Agriculture — 0.0%
12,000	Cadiz Inc.†	93,950	149,880
4,000	Limoneira Co.	93,848	73,440

		187,798	223,320

	Automotive — 1.4%
1,210,000	Navistar International Corp.†	32,003,282	34,013,100
13,000	PACCAR Inc.	521,581	910,130

		32,524,863	34,923,230

	Automotive: Parts and Accessories — 3.1%
190,000	BorgWarner Inc.	940,966	6,969,200
88,022	China Automotive Systems Inc.†	420,368	176,044
1,180,000	Dana Inc.	10,511,396	17,039,200
1,120,000	Freni Brembo SpA	2,126,449	10,913,490
20,000	Garrett Motion Inc.†	197,554	199,200
1,600	Lear Corp.	218,349	188,640
658,000	Modine Manufacturing Co.†	7,731,539	7,481,460
18,000	Monro Inc.	80,738	1,422,180
19,000	O’Reilly Automotive Inc.†	408,863	7,571,690
45,000	Puradyn Filter Technologies Inc.†	11,732	1,339
148,000	SORL Auto Parts Inc.†	685,466	467,680
85,000	Spartan Motors Inc.	462,294	1,166,200
200,000	Standard Motor Products Inc.	1,551,316	9,710,000
200,000	Strattec Security Corp.(a)	4,016,784	3,996,000
228,000	Superior Industries International Inc.	3,347,697	658,920
455,000	Tenneco Inc., Cl. A	3,570,884	5,696,600
22,500	Thor Industries Inc.	208,449	1,274,400
210,000	Uni-Select Inc.	3,018,325	1,749,934

		39,509,169	76,682,177

	Aviation: Parts and Services — 4.6%
26,000	AAR Corp.	336,784	1,071,460
9,500	Astronics Corp.†	13,628	279,110
22,700	Astronics Corp., Cl. B†	31,898	665,337
7,075,000	BBA Aviation plc	15,217,291	27,158,341
132,400	Curtiss-Wright Corp.	2,178,812	17,128,588
45,000	Ducommun Inc.†	912,593	1,908,000
854,000	Kaman Corp.	15,871,571	50,778,840
90,000	Moog Inc., Cl. A	1,139,951	7,300,800

Shares		Cost	Market Value
16,500	Moog Inc., Cl. B	$496,050	$1,421,723
50,000	Woodward Inc.	551,303	5,391,500

		36,749,881	113,103,699

	Broadcasting — 1.8%
355,000	Beasley Broadcast Group Inc., Cl. A	2,041,704	1,100,500
10,000	Cogeco Communications Inc.	340,851	805,903
23,300	Cogeco Inc.	592,837	1,678,493
200,000	Corus Entertainment Inc., Cl. B	737,530	798,581
40,000	Fox Corp., Cl. A	1,662,000	1,261,400
25,000	Gray Television Inc.†	73,674	408,000
72,350	Gray Television Inc., Cl. A†	386,480	1,205,626
450,000	ITV plc	982,182	696,598
17,500	Liberty Broadband Corp., Cl. A†	107,647	1,829,100
21,000	Liberty Broadband Corp., Cl. C†	115,874	2,198,070
20,000	Liberty Media Corp.-Liberty Formula One, Cl. A†	66,962	791,800
32,000	Liberty Media Corp.-Liberty Formula One, Cl. C†	109,693	1,330,880
72,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	242,910	2,993,040
34,000	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	104,056	1,426,640
352,000	MSG Networks Inc., Cl. A†	2,255,094	5,709,440
79,000	Nexstar Media Group Inc., Cl. A	4,846,650	8,082,490
364,000	Salem Media Group Inc.	149,746	556,920
160,000	Sinclair Broadcast Group Inc., Cl. A	1,221,814	6,838,400
600,000	Sirius XM Holdings Inc.	757,079	3,753,000

		16,794,783	43,464,881

	Building and Construction — 4.6%
86,000	Arcosa Inc.	1,072,689	2,942,060
96,000	Armstrong Flooring Inc.†	1,594,821	613,440
17,000	Beazer Homes USA Inc.†	216,264	253,300
182,000	D.R. Horton Inc.	2,065,603	9,593,220
30,000	Gibraltar Industries Inc.†	569,070	1,378,200
468,000	Herc Holdings Inc.†	15,841,745	21,766,680
158,000	KB Home	1,621,709	5,372,000
410,000	Lennar Corp., Cl. B	10,106,006	18,191,700
465,000	Louisiana-Pacific Corp.	3,858,558	11,429,700
130,000	MDC Holdings Inc.	2,629,155	5,603,000
70,000	Meritage Homes Corp.†	1,456,142	4,924,500
2,700	NVR Inc.†	1,908,453	10,036,845
252,000	PulteGroup Inc.	1,698,776	9,210,600
65,000	Titan Machinery Inc.†	1,078,654	932,100

See accompanying notes to financial statements.

1

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Building and Construction (Continued)
250,000	Toll Brothers Inc.	$4,708,173	$10,262,500

		50,425,818	112,509,845

	Business Services — 4.7%
15,000	ACCO Brands Corp.	75,774	148,050
700,012	Clear Channel Outdoor Holdings Inc.†	2,200,774	1,764,030
547,000	Diebold Nixdorf Inc.†	5,886,737	6,126,400
110,000	Element Solutions Inc.†	1,069,636	1,119,800
72,000	GP Strategies Corp.†	595,984	924,480
13,000	GSE Systems Inc.†	18,200	21,580
254,000	IAA Inc.†	2,108,165	10,599,420
1,110,000	Internap Corp.†	7,803,863	2,863,800
500,000	Live Nation Entertainment Inc.†	4,454,869	33,170,000
145,000	Loomis AB, Cl. B	1,487,770	5,096,480
175,000	Macquarie Infrastructure Corp.	34,359	6,907,250
71,000	McGrath RentCorp.	1,887,236	4,940,890
20,000	Sealed Air Corp.	587,044	830,200
105,000	Sohgo Security Services Co. Ltd.	1,255,920	5,496,416
17,000	Stamps.com Inc.†	147,469	1,265,650
340,000	Team Inc.†	5,235,883	6,137,000
6,000	The Brink’s Co.	104,503	497,700
895,000	The Interpublic Group of Companies Inc.	4,715,390	19,296,200
25,000	TransAct Technologies Inc.	115,198	304,500
3,240,500	Trans-Lux Corp.†(a)	4,679,964	1,660,756
45,000	United Rentals Inc.†	492,790	5,608,800
8,000	Vectrus Inc.†	163,504	325,200

		45,121,032	115,104,602

	Cable — 1.0%
160,000	AMC Networks Inc., Cl. A†	1,836,742	7,865,600
40,057	DISH Network Corp., Cl. A†	747,585	1,364,742
30,000	EchoStar Corp., Cl. A†	479,334	1,188,600
179,000	Liberty Global plc, Cl. A†	4,237,660	4,430,250
400,000	Liberty Global plc, Cl. C†	9,273,668	9,516,000
132,000	WideOpenWest Inc.†	1,276,827	813,120

		17,851,816	25,178,312

	Communications Equipment — 0.1%
256,300	Communications Systems Inc.	1,771,773	1,171,291
8,000	Fortinet Inc.†	137,060	614,080

		1,908,833	1,785,371

	Computer Software and Services — 2.7%
35,000	3D Systems Corp.†	432,970	285,250
120,000	Activision Blizzard Inc.	1,762,962	6,350,400
669,000	Alithya Group Inc., Cl. A†	2,545,024	2,007,000

Shares		Cost	Market Value
190,000	Avid Technology Inc.†	$1,146,316	$1,176,100
358,900	GTY Technology Holdings Inc.†	3,523,296	2,250,303
35,500	InterXion Holding NV†	511,237	2,891,830
18,000	MKS Instruments Inc.	324,981	1,661,040
91,000	NCR Corp.†	771,884	2,871,960
74,000	Rockwell Automation Inc.	1,803,807	12,195,200
114,000	Stratasys Ltd.†	2,652,442	2,428,770
117,900	Tyler Technologies Inc.†	316,120	30,948,750

		15,791,039	65,066,603

	Consumer Products — 2.1%
165,000	1-800-Flowers.com Inc., Cl. A†	425,510	2,441,175
78,000	Brunswick Corp.	2,094,741	4,065,360
32,000	Chofu Seisakusho Co. Ltd.	461,495	707,625
65,000	Church & Dwight Co. Inc.	110,635	4,890,600
17,000	Energizer Holdings Inc.	709,960	740,860
36,000	Ginko International Co. Ltd.	347,472	204,226
2,000	Harley-Davidson Inc.	4,713	71,940
146,500	Hunter Douglas NV	6,359,948	9,516,823
2,800	Kobayashi Pharmaceutical Co. Ltd.	115,862	212,865
11,000	LCI Industries	182,781	1,010,350
265,000	Marine Products Corp.	166,856	3,752,400
9,000	National Presto Industries Inc.	266,852	801,810
31,000	Newell Brands Inc.	402,815	580,320
410,000	Sally Beauty Holdings Inc.†	2,673,499	6,104,900
220,000	Samick Musical Instruments Co. Ltd.	299,584	336,580
11,000	Shimano Inc.	1,261,312	1,656,231
14,000	Steven Madden Ltd.	34,457	501,060
139,500	Swedish Match AB	2,763,697	5,769,013
25,000	The Scotts Miracle-Gro Co.	771,996	2,545,500
19,500	WD-40 Co.	533,167	3,579,030
85,000	Wolverine World Wide Inc.	413,704	2,402,100

		20,401,056	51,890,768

	Consumer Services — 1.6%
53,000	Bowlin Travel Centers Inc.†	53,947	150,785
2,750	Collectors Universe Inc.	0	78,320
20,000	GCI Liberty Inc., Cl. A†	180,509	1,241,400
2,000	H&E Equipment Services Inc.	55,903	57,720
14,000	IAC/InterActiveCorp.†	154,429	3,051,580
260,000	KAR Auction Services Inc.	1,330,391	6,383,000
10,000	Liberty TripAdvisor Holdings Inc., Cl. A†	94,715	94,100
855,000	Rollins Inc.	1,380,863	29,129,850

		3,250,757	40,186,755

	Diversified Industrial — 8.6%
15,300	Acuity Brands Inc.	149,041	2,062,287

See accompanying notes to financial statements.

2

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
80,000	Albany International Corp., Cl. A	$1,682,061	$7,212,800
146,000	Ampco-Pittsburgh Corp.†	1,245,372	537,280
6,000	Anixter International Inc.†	57,120	414,720
72,000	Burnham Holdings Inc., Cl. A	1,299,193	1,026,000
398,000	Crane Co.	9,369,728	32,090,740
126,900	EnPro Industries Inc.	7,055,682	8,711,685
115,000	Greif Inc., Cl. A	2,267,516	4,357,350
98,200	Greif Inc., Cl. B	4,497,967	4,473,992
1,516,400	Griffon Corp.	18,226,171	31,798,908
5,500	Haynes International Inc.	181,995	197,120
190,000	Jardine Strategic Holdings Ltd.	3,487,637	5,677,200
8,000	JSP Corp.	178,997	131,625
840,000	Katy Industries Inc.†(a)(b)	2,604	7,560
149,000	Kimball International Inc., Cl. B	1,476,744	2,875,700
50,000	L.B. Foster Co., Cl. A†	642,804	1,083,500
67,000	Lawson Products Inc.†	921,325	2,594,910
80,000	Lincoln Electric Holdings Inc.	2,119,375	6,940,800
56,000	Lindsay Corp.	1,292,962	5,199,600
27,000	Lydall Inc.†	286,221	672,570
39,500	Matthews International Corp., Cl. A	1,176,085	1,397,905
975,000	Myers Industries Inc.	13,675,708	17,208,750
19,000	nVent Electric plc	231,864	418,760
114,000	Oil-Dri Corp. of America	1,139,505	3,882,840
90,000	Olin Corp.	1,693,357	1,684,800
300,000	Park-Ohio Holdings Corp.	2,639,467	8,958,000
19,000	Pentair plc	495,270	718,200
94,000	Raven Industries Inc.	2,319,682	3,145,240
21,500	Roper Technologies Inc.	405,805	7,666,900
78,000	Sonoco Products Co.	2,325,445	4,540,380
57,000	Standex International Corp.	1,528,709	4,157,580
470,000	Steel Connect Inc.†	1,612,151	813,100
283,046	Steel Partners Holdings LP†	4,778,889	3,622,989
15,000	T Hasegawa Co. Ltd.	280,594	276,763
8,000	Terex Corp.	190,480	207,760
375,000	Textron Inc.	2,313,053	18,360,000
491,000	Tredegar Corp.	8,063,497	9,584,320
240,000	Trinity Industries Inc.	2,754,686	4,723,200
50,000	Ultra Electronics Holdings plc	1,005,460	1,243,068

		105,070,222	210,676,902

	Educational Services — 0.0%
48,000	Career Education Corp.†	274,324	762,720
18,000	Universal Technical Institute Inc.†	64,727	97,920

		339,051	860,640

Shares		Cost	Market Value

	Electronics — 1.7%
174,000	Badger Meter Inc.	$2,381,257	$9,343,800
257,000	Bel Fuse Inc., Cl. A(a)	5,467,652	3,523,470
545,000	CTS Corp.	5,245,019	17,636,200
40,000	Daktronics Inc.	362,126	295,400
140,000	Gentex Corp.	1,469,860	3,854,900
40,000	IMAX Corp.†	583,383	878,000
70,000	KEMET Corp.	270,334	1,272,600
50,000	Renesas Electronics Corp.†	324,593	324,624
100,000	Stoneridge Inc.†	633,084	3,097,000

		16,737,308	40,225,994

	Energy and Utilities — 5.2%
50,000	Avangrid Inc.	1,960,738	2,612,500
17,600	Black Hills Corp.	413,795	1,350,448
700,000	Black Ridge Oil and Gas Inc.†	7,560	12,600
125,000	Callon Petroleum Co.†	789,109	542,500
36,000	Chesapeake Utilities Corp.	605,059	3,431,520
37,200	CMS Energy Corp.	192,709	2,378,940
21,000	Connecticut Water Service Inc.	421,740	1,471,260
11,000	Consolidated Water Co. Ltd.	141,093	181,390
145,000	Covanta Holding Corp.	139,031	2,507,050
58,000	Diamondback Energy Inc.	2,939,384	5,214,780
46,000	Dril-Quip Inc.†	1,860,887	2,308,280
200,000	El Paso Electric Co.	2,654,561	13,416,000
76,000	Energy Recovery Inc.†	328,088	704,140
91,000	Hawaiian Electric Industries Inc.	2,298,309	4,150,510
56,111	KLX Energy Services Holdings Inc.†	1,395,317	485,080
28,000	Landis+Gyr Group AG	1,738,770	2,509,494
25,000	Marathon Petroleum Corp.	123,445	1,518,750
37,000	Middlesex Water Co.	629,141	2,403,520
60,000	National Fuel Gas Co.	3,162,013	2,815,200
15,000	Northwest Natural Holding Co.	715,241	1,070,100
39,000	NorthWestern Corp.	1,094,371	2,926,950
60,000	Oceaneering International Inc.†	930,224	813,000
134,000	Otter Tail Corp.	2,854,459	7,202,500
740,000	PNM Resources Inc.	7,108,826	38,539,200
1,870,000	RPC Inc.	897,227	10,490,700
20,000	Siemens Gamesa Renewable Energy SA	117,491	271,398
94,000	SJW Group	1,740,116	6,419,260
52,000	Southwest Gas Holdings Inc.	879,424	4,734,080
9,500	Spire Inc.	374,435	828,780
39,000	The York Water Co.	545,703	1,702,740
12,000	Vestas Wind Systems A/S	105,150	931,627

		39,163,416	125,944,297

See accompanying notes to financial statements.

3

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Entertainment — 2.5%
4,000	AMC Entertainment Holdings Inc., Cl. A	$56,832	$42,800
50,000	Discovery Inc., Cl. A†	863,334	1,331,500
79,000	Discovery Inc., Cl. C†	524,418	1,944,980
120,000	Entertainment One Ltd.	559,951	835,106
4,000	Eros International plc†	40,142	7,640
100,010	Inspired Entertainment Inc.†	651,343	719,072
6,814	International Speedway Corp., Cl. B	167,786	303,904
78,334	Liberty Media Corp.- Liberty Braves, Cl. A†	1,724,567	2,180,035
240,000	Liberty Media Corp.- Liberty Braves, Cl. C†	3,636,880	6,660,000
13,000	Lions Gate Entertainment Corp., Cl. A	265,677	120,250
30,000	Manchester United plc, Cl. A	481,746	492,900
42,000	Take-Two Interactive Software Inc.†	317,728	5,264,280
101,472	The Madison Square Garden Co., Cl. A†	3,913,524	26,739,901
37,500	The Walt Disney Co.	215,044	4,887,000
100,000	Universal Entertainment Corp.	785,769	3,227,746
76,000	World Wrestling Entertainment Inc., Cl. A	801,620	5,407,400

		15,006,361	60,164,514

	Environmental Services — 0.9%
16,000	Evoqua Water Technologies Corp.†	142,093	272,320
260,000	Republic Services Inc.	2,460,898	22,503,000

		2,602,991	22,775,320

	Equipment and Supplies — 12.2%
75,000	A.O. Smith Corp.	266,267	3,578,250
469,000	AMETEK Inc.	798,046	43,063,580
50,000	AZZ Inc.	1,714,863	2,178,000
33,000	Chart Industries Inc.†	1,087,096	2,057,880
195,000	CIRCOR International Inc.†	3,413,580	7,322,250
390,062	Core Molding Technologies Inc.†	1,259,494	2,500,297
153,000	Crown Holdings Inc.†	618,169	10,107,180
2,335	Danaher Corp.	15,131	337,244
146,000	Donaldson Co. Inc.	1,020,482	7,603,680
95,000	Entegris Inc.	407,362	4,470,700
620,000	Federal Signal Corp.	3,671,528	20,298,800
260,000	Flowserve Corp.	1,838,240	12,144,600
285,000	Franklin Electric Co. Inc.	1,124,451	13,625,850
654,000	Graco Inc.	6,724,688	30,110,160
75,000	IDEX Corp.	391,583	12,291,000
336,000	Interpump Group SpA	1,852,073	10,620,511
25,000	Littelfuse Inc.	406,570	4,432,750

Shares		Cost	Market Value

55,000	Maezawa Kyuso Industries Co. Ltd.	$359,609	$1,015,815
78,000	Minerals Technologies Inc.	3,816,294	4,141,020
6,000	MSA Safety Inc.	179,592	654,660
731,000	Mueller Industries Inc.	19,524,027	20,965,080
640,000	Mueller Water Products Inc., Cl. A	5,217,952	7,193,600
4,000	Teleflex Inc.	60,933	1,359,000
247,000	Tennant Co.	4,823,743	17,462,900
850,000	The Gorman-Rupp Co.	14,113,525	29,571,500
110,000	The Greenbrier Companies Inc.	1,383,138	3,313,200
245,308	The L.S. Starrett Co., Cl. A†	2,691,675	1,422,786
35,000	The Manitowoc Co. Inc.†	419,374	437,500
65,000	The Middleby Corp.†	762,356	7,598,500
40,000	The Timken Co.	1,374,376	1,740,400
42,000	The Toro Co.	737,387	3,078,600
7,500	Valmont Industries Inc.	172,236	1,038,300
33,000	Vicor Corp.†	165,582	974,160
7,875	Watsco Inc., Cl. B	23,627	1,342,176
85,000	Watts Water Technologies Inc., Cl. A	1,614,108	7,967,050

		84,049,157	298,018,979

	Financial Services — 4.0%
9,500	Alleghany Corp.†	1,509,327	7,578,720
8,240	Ameris Bancorp	71,898	331,578
30,000	Argo Group International Holdings Ltd.	626,030	2,107,200
9,400	BKF Capital Group Inc.†	148,653	115,197
20,000	Cadence BanCorp.	452,411	350,800
12,000	Capitol Federal Financial Inc.	120,000	165,360
22,000	Crazy Woman Creek Bancorp Inc.	343,564	388,080
6,000	Eagle Bancorp Inc.	303,254	267,720
380,000	Energy Transfer LP	0	4,970,400
124	Farmers & Merchants Bank of Long Beach	810,024	985,800
473,000	Flushing Financial Corp.	8,270,280	9,556,965
66,000	FNB Corp.	659,922	760,980
330,000	GAM Holding AG†	2,416,491	1,322,579
290,000	Hope Bancorp Inc.	3,236,117	4,158,600
450,000	Huntington Bancshares Inc.	4,307,429	6,421,500
135,000	Janus Henderson Group plc	1,831,965	3,032,100
740,000	KKR & Co. Inc., Cl. A	3,198,906	19,869,000
2,500	Manning & Napier Inc.	10,096	4,700
100,000	Medallion Financial Corp.†	521,993	640,000
150,000	Oritani Financial Corp.	1,500,000	2,654,250
76,000	PJT Partners Inc., Cl. A	2,345,655	3,093,200
56,000	Pzena Investment Management Inc., Cl. A	498,969	499,520
3,000	Rafael Holdings Inc., Cl. B†	9,542	62,880

See accompanying notes to financial statements.

4

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
43,072	Sandy Spring Bancorp Inc.	$1,493,212	$1,451,957
20,000	Sculptor Capital Management Inc.	539,537	389,600
843	South State Corp.	62,077	63,478
20,000	State Auto Financial Corp.	523,760	647,800
420,000	Sterling Bancorp	4,594,375	8,425,200
93,000	Synovus Financial Corp.	2,736,108	3,325,680
4,000	T. Rowe Price Group Inc.	108,314	457,000
20,000	TFS Financial Corp.	294,262	360,400
135,000	The Charles Schwab Corp.	2,136,268	5,647,050
15,000	Thomasville Bancshares Inc.	570,703	660,300
40,000	Value Line Inc.	539,679	910,000
345,000	Waddell & Reed Financial Inc., Cl. A	5,330,303	5,927,100
10,000	Waterloo Investment Holdings Ltd.†(b)	1,373	2,500
133,000	Wright Investors’ Service Holdings Inc.†	90,952	61,845

		52,213,449	97,667,039

	Food and Beverage — 9.1%
435,000	Arca Continental SAB de CV	781,512	2,358,399
112,500	Brown-Forman Corp., Cl. A	867,033	6,721,875
42,000	Bull-Dog Sauce Co. Ltd.	120,234	432,721
2,100,000	China Tontine Wines Group Ltd.†	259,341	38,583
212,000	Chr. Hansen Holding A/S	8,849,385	17,993,825
350,000	Cott Corp.	2,480,553	4,364,500
350,000	Crimson Wine Group Ltd.†	3,112,381	2,642,500
2,140,000	Davide Campari-Milano SpA	5,743,398	19,336,436
220,000	Denny’s Corp.†	699,281	5,008,300
1,500,000	Dynasty Fine Wines Group Ltd.†	324,747	80,381
103,440	Farmer Brothers Co.†	1,812,771	1,339,548
435,000	Flowers Foods Inc.	1,033,955	10,061,550
35,000	Ingredion Inc.	666,520	2,860,900
151,000	ITO EN Ltd.	3,015,354	7,108,347
92,000	Iwatsuka Confectionery Co. Ltd.	3,920,656	3,326,890
23,000	J & J Snack Foods Corp.	509,737	4,416,000
146,000	Kameda Seika Co. Ltd.	5,952,869	6,420,624
968,000	Kikkoman Corp.	9,527,667	46,195,422
8,000	Lifeway Foods Inc.†	48,459	17,520
764,000	Maple Leaf Foods Inc.	13,395,888	17,138,604
6,000	MEIJI Holdings Co. Ltd.	117,526	437,272
35,900	MGP Ingredients Inc.	77,267	1,783,512
84,000	Morinaga Milk Industry Co. Ltd.	1,670,479	3,200,740
27,000	National Beverage Corp.	1,162,091	1,197,720
79,000	Nissin Foods Holdings Co. Ltd.	2,696,412	5,698,960

Shares		Cost	Market Value

30,000	Post Holdings Inc.†	$398,255	$3,175,200
295,000	Rock Field Co. Ltd.	2,292,028	3,939,699
13,800	The Boston Beer Co. Inc., Cl. A†	278,682	5,024,304
300,000	The Hain Celestial Group Inc.†	2,583,475	6,442,500
67,000	The J.M. Smucker Co.	1,696,653	7,371,340
700,000	Tingyi (Cayman Islands) Holding Corp.	1,518,266	986,004
300,000	Tootsie Roll Industries Inc.	5,077,878	11,142,000
25,000	United Natural Foods Inc.†	377,460	288,000
420,000	Vina Concha y Toro SA	776,193	834,643
1,250,000	Vitasoy International Holdings Ltd.	811,574	5,063,667
20,000	Willamette Valley Vineyards Inc.†	73,225	138,400
130,000	Yakult Honsha Co. Ltd.	3,191,539	7,261,965

		87,920,744	221,848,851

	Health Care — 5.9%
4,000	Align Technology Inc.†	27,902	723,680
8,700	Bio-Rad Laboratories Inc., Cl. A†	482,596	2,894,838
17,000	Bruker Corp.	152,308	746,810
97,000	Cantel Medical Corp.	1,054,471	7,255,600
28,000	Cardiovascular Systems Inc.†	778,430	1,330,560
13,200	Chemed Corp.	193,044	5,511,924
36,000	CONMED Corp.	822,713	3,461,400
34,400	Covetrus Inc.†	183,588	409,016
456,000	Cutera Inc.†	6,991,983	13,328,880
45,000	DexCom Inc.†	310,994	6,715,800
67,000	Evolent Health Inc., Cl. A†	968,813	481,730
12,000	Global Blood Therapeutics Inc.†	601,602	582,240
192,000	Globus Medical Inc., Cl. A†	4,431,625	9,815,040
79,000	Henry Schein Inc.†	543,788	5,016,500
3,200	Heska Corp.†	21,621	226,784
33,800	ICU Medical Inc.†	1,288,061	5,394,480
25,000	LivaNova plc†	1,289,648	1,844,750
78,000	Masimo Corp.†	1,970,248	11,605,620
1,000	Melinta Therapeutics Inc.†	4,359	3,810
91,000	Meridian Bioscience Inc.	1,649,558	863,590
25,733	Neogen Corp.†	549,687	1,752,675
138,000	NuVasive Inc.†	3,956,845	8,746,440
18,000	Nuvectra Corp.†	121,490	24,480
176,000	OPKO Health Inc.†	485,692	367,840
143,000	Orthofix Medical Inc.†	3,331,445	7,581,860
44,000	Owens & Minor Inc.	150,471	255,640
46,000	Patterson Cos. Inc.	1,026,819	819,720
432,000	Quidel Corp.†	4,226,525	26,503,200
165,000	RTI Surgical Holdings Inc.†	730,518	470,250
25,000	Seikagaku Corp.	292,810	261,503

See accompanying notes to financial statements.

5

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
35,000	STERIS plc	$2,608,900	$5,057,150
1,900	Straumann Holding AG	170,618	1,553,048
3,000	Stryker Corp.	142,188	648,900
34,000	SurModics Inc.†	694,449	1,555,160
32,000	Teladoc Health Inc.†	1,074,935	2,167,040
4,000	The Cooper Companies Inc.	145,088	1,188,000
40,000	United-Guardian Inc.	352,460	750,000
346,000	Wright Medical Group NV†	7,116,083	7,137,980

		50,944,375	145,053,938

	Home Furnishings — 0.3%
208,000	Bassett Furniture Industries Inc.	2,261,682	3,182,400
17,000	Ethan Allen Interiors Inc.	401,956	324,700
100,000	La-Z-Boy Inc.	1,722,802	3,359,000

		4,386,440	6,866,100

	Hotels and Gaming — 4.3%
475,000	Boyd Gaming Corp.	3,848,514	11,376,250
190,000	Canterbury Park Holding Corp.	1,954,658	2,319,900
185,000	Churchill Downs Inc.	1,906,491	22,839,175
140,000	Formosa International Hotels Corp.	969,425	712,985
558,000	Full House Resorts Inc.†	1,637,267	1,205,280
64,000	Gaming and Leisure Properties Inc., REIT	548,799	2,447,360
1,000,000	Genting Singapore Ltd.	969,758	636,689
171,000	Golden Entertainment Inc.†	1,549,180	2,272,590
35,000	Las Vegas Sands Corp.	124,579	2,021,600
3,000,000	Mandarin Oriental International Ltd.	4,216,476	4,680,000
62,000	Penn National Gaming Inc.†	1,047,465	1,154,750
452,000	Ryman Hospitality Properties Inc., REIT	11,256,699	36,978,120
2,950,000	The Hongkong & Shanghai Hotels Ltd.	3,184,911	2,871,825
327,000	The Marcus Corp.	3,954,076	12,102,270
22,000	Wynn Resorts Ltd.	153,485	2,391,840

		37,321,783	106,010,634

	Machinery — 1.7%
378,559	Astec Industries Inc.	13,369,213	11,773,185
1,630,000	CNH Industrial NV	5,353,904	16,544,500
180,000	Kennametal Inc.	3,358,415	5,533,200
6,000	Nordson Corp.	107,171	877,560
173,000	The Eastern Co.	3,390,979	4,293,860
157,100	Twin Disc Inc.†	2,261,984	1,663,689
100,000	Welbilt Inc.†	513,586	1,686,000

		28,355,252	42,371,994

Shares		Cost	Market Value

	Manufactured Housing and Recreational Vehicles — 1.0%
89,800	Cavco Industries Inc.†	$2,470,478	$17,249,682
80,000	Nobility Homes Inc.	971,207	1,884,800
85,000	Skyline Champion Corp.†	500,100	2,557,650
55,000	Winnebago Industries Inc.	637,722	2,109,250

		4,579,507	23,801,382

	Metals and Mining — 0.2%
110,000	Allegheny Technologies Inc.†	1,793,628	2,227,500
15,000	Century Aluminum Co.†	105,873	99,525
45,000	Ivanhoe Mines Ltd., Cl. A†	117,783	116,843
100,000	Kinross Gold Corp.†	453,144	460,000
7,500	Materion Corp.	99,935	460,200
191,000	TimkenSteel Corp.†	2,360,333	1,201,390
95,000	Turquoise Hill Resources Ltd.†	221,995	45,144

		5,152,691	4,610,602

	Publishing — 0.8%
3,000	Graham Holdings Co., Cl. B	1,379,851	1,990,350
10,000	John Wiley & Sons Inc., Cl. B	38,750	456,500
48,000	Meredith Corp.	1,348,986	1,759,680
65,000	News Corp., Cl. A	91,837	904,800
1,105,000	The E.W. Scripps Co., Cl. A	8,535,622	14,674,400

		11,395,046	19,785,730

	Real Estate — 2.0%
79,000	Capital Properties Inc., Cl. A	948,311	1,271,900
90,000	Cohen & Steers Inc.	1,606,678	4,943,700
262,157	Griffin Industrial Realty Inc.(a)	4,872,521	9,948,858
6,967	Gyrodyne LLC†	201,352	139,863
19,500	Lamar Advertising Co., Cl. A, REIT	131,608	1,597,635
94,500	Morguard Corp.	1,199,459	14,729,403
99,995	Reading International Inc., Cl. A†	1,588,434	1,195,940
2,637	Reading International Inc., Cl. B†	53,953	65,925
28,000	Seritage Growth Properties, Cl. A, REIT	1,174,579	1,189,720
178,000	Tejon Ranch Co.†	4,391,647	3,020,660
587,000	The St. Joe Co.†	9,647,203	10,055,310
99,000	Trinity Place Holdings Inc.†	356,400	396,000
9,369	Twin River Worldwide Holdings Inc.	227,634	213,894

		26,399,779	48,768,808

	Retail — 5.1%
36,000	Aaron’s Inc.	28,432	2,313,360
186,000	AutoNation Inc.†	3,141,842	9,430,200
21,024	Barnes & Noble Education Inc.†	156,313	65,595
39,000	Big 5 Sporting Goods Corp.	269,314	81,120

See accompanying notes to financial statements.

6

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Retail (Continued)
3,000	Biglari Holdings Inc., Cl. A†	$2,572,848	$1,683,540
3,000	Casey’s General Stores Inc.	106,932	483,480
133,000	Copart Inc.†	1,136,258	10,683,890
2,500	Dunkin’ Brands Group Inc.	47,500	198,400
150,000	GNC Holdings Inc., Cl. A†	452,593	321,000
891,223	Hertz Global Holdings Inc.†	14,022,881	12,334,526
631,400	Ingles Markets Inc., Cl. A	10,214,164	24,536,204
79,100	Lands’ End Inc.†	1,320,205	897,389
110,000	Macy’s Inc.	1,380,196	1,709,400
85,000	Movado Group Inc.	1,429,062	2,113,100
157,000	Nathan’s Famous Inc.	241,163	11,280,450
84,000	Penske Automotive Group Inc.	1,233,802	3,971,520
93,000	Pets at Home Group plc	159,631	238,072
290,000	Rush Enterprises Inc., Cl. B	3,282,048	11,579,700
8,500	Salvatore Ferragamo SpA	173,169	157,081
379,000	The Cheesecake Factory Inc.	10,539,726	15,796,720
133,000	Tractor Supply Co.	1,183,505	12,028,520
44,500	Village Super Market Inc., Cl. A	1,129,564	1,177,025
70,000	Vitamin Shoppe Inc.†	285,151	456,400
57,000	Weis Markets Inc.	1,831,840	2,173,980
600	Winmark Corp.	41,191	105,834

		56,379,330	125,816,506

	Specialty Chemicals — 3.0%
88,000	Albemarle Corp.	2,765,963	6,117,760
31,000	Ashland Global Holdings Inc.	234,735	2,388,550
1,870,000	Ferro Corp.†	9,443,558	22,178,200
207,000	GCP Applied Technologies Inc.†	5,954,183	3,984,750
91,200	General Chemical Group Inc.†	1,186	730
300,000	H.B. Fuller Co.	3,956,963	13,968,000
24,000	Hawkins Inc.	777,976	1,020,000
84,000	Huntsman Corp.	278,555	1,953,840
14,300	NewMarket Corp.	1,471,783	6,750,887
11,500	Quaker Chemical Corp.	186,963	1,818,610
123,000	Sensient Technologies Corp.	2,428,841	8,443,950
24,302	SGL Carbon SE†	233,129	115,382
8,000	Takasago International Corp.	215,759	193,480
195,400	Valvoline Inc.	1,127,348	4,304,662

		29,076,942	73,238,801

	Telecommunications — 1.2%
35,000	ATN International Inc.	1,066,440	2,042,950
230,000	Cincinnati Bell Inc.†	2,842,209	1,166,100
80,000	Consolidated Communications Holdings Inc.	527,811	380,800
146,000	Gogo Inc.†	1,032,449	880,380
220,000	HC2 Holdings Inc.†	843,600	517,000
6,000	IDT Corp., Cl. B†	25,437	63,180

Shares		Cost	Market Value
112,000	Iridium Communications Inc.†	$1,092,455	$2,383,360
20,000	Liberty Latin America Ltd., Cl. A†	427,136	341,400
65,000	Liberty Latin America Ltd., Cl. C†	1,473,711	1,111,175
55,000	Loral Space & Communications Inc.†	2,193,920	2,277,000
300,000	NII Holdings Inc.†	549,579	588,000
130,000	Nuvera Communications Inc.	1,161,754	2,684,500
102,000	Rogers Communications Inc., Cl. B	383,758	4,970,460
176,000	Shenandoah Telecommunications Co.	626,164	5,591,520
750,000	VEON Ltd., ADR	1,669,945	1,800,000
22,000	Verizon Communications Inc.	107,086	1,327,920

		16,023,454	28,125,745

	Transportation — 1.5%
460,000	GATX Corp.	13,731,576	35,663,800
18,600	Irish Continental Group plc	13,660	84,742
134,000	Navigator Holdings Ltd.†	1,602,641	1,431,120

		15,347,877	37,179,662

	Wireless Communications — 0.3%
78,000	Millicom International Cellular SA, SDR	4,193,787	3,784,296
58,000	United States Cellular Corp.†	2,250,369	2,179,640

		6,444,156	5,963,936

	TOTAL COMMON STOCKS	981,705,200	2,478,784,087

	CLOSED-END FUNDS — 0.2%
75,000	MVC Capital Inc.	653,952	667,500
79,500	The Central Europe, Russia, and Turkey Fund Inc.	2,201,431	2,067,000
31,977	The European Equity Fund Inc.	318,173	284,595
118,000	The New Germany Fund Inc.	1,635,088	1,635,480

	TOTAL CLOSED-END FUNDS	4,808,644	4,654,575

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
125,500	Jungheinrich AG	861,591	2,705,691

	RIGHTS — 0.0%
	Entertainment — 0.0%
1,680,000	Media General Inc., CVR†(b)	2	2

	Health Care — 0.0%
290,000	Sanofi, CVR†	256,986	165,300

See accompanying notes to financial statements.

7

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value

	RIGHTS (Continued)
	Specialty Chemicals — 0.0%
65,000	A. Schulman Inc., CVR†(b)	$33,995	$33,995

	TOTAL RIGHTS	290,983	199,297

	TOTAL MISCELLANEOUS INVESTMENTS — 0.0%(c)	502,233	515,100

	TOTAL INVESTMENTS — 101.7%	$988,168,651	2,486,858,750

	Other Assets and Liabilities (Net) — (1.7)%		(40,650,648)

	NET ASSETS — 100.0%		$2,446,208,102

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.
†	Non-income producing security.

ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

8

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Small Cap Growth Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements and Schedule of Investments in Securities

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the summary schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and schedule of investments in securities present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and schedule of investments in securities are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements and schedule of investments in securities based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedule of investments in securities are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and schedule of investments in securities, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedule of investments in securities. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 25, 2019

9

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Equity Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 12/04/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 12/04/2019

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 12/04/2019

* Print the name and title of each signing officer under his or her signature.